                                  PIMCO FUNDS:
                              MULTI-MANAGER SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 1, 1999


     PIMCO Funds:  Multi-Manager Series (the "Trust"), formerly PIMCO Funds:
Equity Advisors Series, PIMCO Advisors Institutional Funds, PFAMCo Funds, and PFAMCo Fund, is an open-end management investment company ("mutual fund") currently consisting of twenty-eight separate diversified investment series.
The following twenty-five series (the "Funds") invest directly in equity and/or fixed income securities and other instruments: the Equity Income Fund, the Value Fund, the Renaissance Fund, the Tax-Efficient Equity Fund, the Enhanced Equity Fund, the Growth Fund, the Value 25 Fund, the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Core Equity Fund, the Mid-Cap Equity Fund, the Target Fund, the Small-Cap Value Fund, the Small-Cap Growth Fund, the Opportunity Fund, the Micro-Cap Growth Fund, the Innovation Fund, the International Fund, the International Developed Fund, the International Growth Fund, the Emerging Markets Fund, the Tax-Efficient Structured Emerging Markets Fund, the Structured Emerging Markets Fund, the Precious Metals Fund and the Balanced Fund. Three additional series, PIMCO Funds Asset Allocation Series - 90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series - 60/40 Portfolio (the "60/40 Portfolio"), and PIMCO Funds Asset Allocation Series-30/70 Portfolio (the "30/70 Portfolio," and together with the 90/10 Portfolio and the 60/40 Portfolio, the "Portfolios"), are so-called "funds-of-funds" which invest all of their assets in certain of the Funds and other series in the PIMCO Funds family.

     The Tax Exempt Fund, formerly a series of the Trust, was merged with and into the Municipal Bond Fund of PIMCO Funds in a transaction which took place on June 26, 1998 and was liquidated in connection with the transaction.

  The Trust's investment adviser is PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"), 800 Newport Center Drive, Newport Beach, California 92660.

  This Statement of Additional Information is not a Prospectus, and should be used in conjunction with the Prospectuses for the Trust, as supplemented from time to time. Through five Prospectuses, the Trust offers up to six classes of shares of each of the Funds and five classes of shares of each of the Portfolios. Class A, Class B and Class C shares of certain Funds are offered through the "Class A, B and C Prospectus," dated April 1, 1999, Class D shares of certain Funds are offered through the "Class D Prospectus" dated April 1, 1999, and Institutional and Administrative Class shares of certain Funds are offered through the "Institutional Prospectus," dated April 1, 1999. Class A, Class B and Class C shares of the Portfolios are offered through the "Retail Portfolio Prospectus," dated April 1, 1999, and Institutional and Administrative Class Shares of the Portfolios are offered through the "Institutional Portfolio Prospectus," dated April 1, 1999. The Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus, the Retail Portfolio Prospectus and the Institutional Portfolio Prospectus are collectively referred to herein as the "Prospectuses." A copy of the applicable Prospectus may be obtained free of charge at the address and telephone number(s) listed below.

          Institutional and Institutional                        Class A, B and C; Class D;
          -------------------------------                        --------------------------
          Portfolio Prospectuses:                                and Retail Portfolio Prospectuses:
          ----------------------                                 ---------------------------------
          PIMCO Funds                                            PIMCO Funds Distributors LLC
          840 Newport Center Drive                               2187 Atlantic Street
          Suite 300                                              Stamford, Connecticut 06902
          Newport Beach, California 92660                        Telephone: Class A, B and C - 1-800-426-0107
          Telephone: 1-800-927-4648                                         Class D - 1-888-87-PIMCO
                     1-800-987-4626 (PIMCO Infolink Audio                   Retail Portfolio - 1-800-426-0107
                     Response Network)

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                               TABLE OF CONTENTS

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INVESTMENT OBJECTIVES AND POLICIES.............................................................................   1
         U.S. Government Securities............................................................................   1
         Inflation-Indexed Bonds...............................................................................   1
         Borrowing.............................................................................................   2
         Preferred Stock.......................................................................................   3
         Corporate Debt Securities.............................................................................   3
         High Yield Securities ("Junk Bonds")..................................................................   4
         Loan Participations and Assignments...................................................................   5
         Delayed Funding Loans and Revolving Credit Facilities.................................................   6
         Hybrid Instruments....................................................................................   6
         Catastrophe Bonds.....................................................................................   6
         Participation on Creditors Committees.................................................................   7
         Variable and Floating Rate Securities.................................................................   7
         Mortgage-Related and Asset-Backed Securities..........................................................   7
         Foreign Securities....................................................................................  12
         Foreign Currencies....................................................................................  14
         Bank Obligations......................................................................................  15
         Commercial Paper......................................................................................  16
         Derivative Instruments................................................................................  16
         When-Issued, Delayed Delivery and Forward Commitment Transactions.....................................  22
         Warrants to Purchase Securities.......................................................................  23
         Metal-Indexed Notes and Precious Metals...............................................................  23
         Repurchase Agreements.................................................................................  24
         Securities Loans......................................................................................  24
         Investment Strategies of the Portfolios - Incorporation by Reference..................................  25

INVESTMENT RESTRICTIONS........................................................................................  25
         Fundamental Investment Restrictions...................................................................  25
         Non-Fundamental Investment Restrictions...............................................................  28

MANAGEMENT OF THE TRUST........................................................................................  30
         Trustees..............................................................................................  30
         Officers..............................................................................................  32
         Trustees' Compensation................................................................................  34
         Investment Adviser....................................................................................  35
         Portfolio Management Agreements.......................................................................  38
         Fund Administrator....................................................................................  43

DISTRIBUTION OF TRUST SHARES...................................................................................  47
         Distributor and Multi-Class Plan......................................................................  47
         Contingent Deferred Sales Charge and Initial Sales Charge.............................................  48
         Distribution and Servicing Plans for Class A, Class B and Class C Shares..............................  48
         Payments Pursuant to Class A Plans....................................................................  50
         Payments Pursuant to Class B Plans....................................................................  51
         Payments Pursuant to Class C Plans....................................................................  53
         Distribution and Administrative Services Plans for Administrative Class Shares........................  56
         Payments Pursuant to the Administrative Plan..........................................................  57
         Plan for Class D Shares...............................................................................  57
         Purchases, Exchanges and Redemptions..................................................................  59
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PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................................................  60
         Investment Decisions..................................................................................  60
         Brokerage and Research Services.......................................................................  60
         Portfolio Turnover....................................................................................  63

NET ASSET VALUE................................................................................................  63

TAXATION.......................................................................................................  63
         Distributions.........................................................................................  64
         Sales of Shares.......................................................................................  65
         Backup Withholding....................................................................................  66
         Options, Futures, Forward Contracts and Swap Agreements...............................................  66
         Passive Foreign Investment Companies..................................................................  66
         Foreign Currency Transactions.........................................................................  66
         Foreign Taxation......................................................................................  67
         Original Issue Discount...............................................................................  67
         Other Taxation........................................................................................  68

OTHER INFORMATION..............................................................................................  68
         Capitalization........................................................................................  68
         Performance Information...............................................................................  69
         Calculation of Yield..................................................................................  69
         Year 2000 and Other Compliance Efforts of the Adviser.................................................  83
         Voting Rights ........................................................................................  84
         Certain Ownership of Trust Shares.....................................................................  85
         Custodian............................................................................................. 116
         Independent Accountants............................................................................... 117
         Registration Statement................................................................................ 118
         Financial Statements.................................................................................. 118

APPENDIX....................................................................................................... A-1
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                                      -ii-
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                      INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and general investment policies of each Fund and each Portfolio are described in the applicable Prospectus(es). Additional information concerning the characteristics of certain of the Funds' investments is set forth below.

         The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in certain Funds and series of PIMCO Funds ("PIMS"), an open-end series management investment company advised by Pacific Investment Management Company ("Pacific Investment Management"), an affiliate of PIMCO Advisors. PIMS is referred to in the Prospectuses as PIMCO Funds: Pacific Investment Management Series. These Funds and other series in which the Portfolios invest are referred to in this Statement as "Underlying PIMCO Funds." By investing in Underlying PIMCO Funds, the Portfolios may have an indirect investment interest in some or all of the securities and instruments described below depending upon how their assets are allocated among the Underlying PIMCO Funds. The Portfolios may also have an indirect investment interest in other securities and instruments utilized by the Underlying PIMCO Funds which are series of PIMS. These securities and instruments are described in the current PIMS prospectus for Institutional Class and Administrative Class shares and in the PIMS statement of additional information. The PIMS prospectus and statement of additional information are incorporated in this document by reference. See "Investment Strategies of the Portfolios - Incorporation by Reference" below.

U.S. GOVERNMENT SECURITIES

         U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds' shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

INFLATION-INDEXED BONDS

         The Balanced Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

         Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Balanced Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

         If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

         The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

         While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

         The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

         Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

BORROWING

         Subject to the limitations described under "Investment Restrictions" below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund's assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act"), require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. As noted under "Investment Restrictions," certain Funds are subject to limitations on borrowings which are more strict than those imposed by the 1940 Act. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund's sub-adviser. (The Funds' sub-advisers are referred to herein as "Sub-Advisers"; as discussed below under "Management of the Trust--Investment Adviser," the PIMCO Equity Advisors division of PIMCO Advisors is also referred to as a "Sub-Adviser.") in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings as specified under "Investment Restrictions" below.

PREFERRED STOCK

         All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

CORPORATE DEBT SECURITIES

         All Funds may invest in corporate debt securities. The Equity Income, Value, Tax-Efficient Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Enhanced Equity, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Developed Funds' investments in corporate debt securities are limited to short-term corporate debt securities, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their respective net assets in debt securities of emerging markets issuers. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

         A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

         Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock.

         A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

HIGH YIELD SECURITIES ("JUNK BONDS")

         Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund's Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

         A security is considered to be below "investment grade" quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations ("NRSROs") (i.e., rated Ba or below by Moody's Investors Service, Inc. ("Moody's") or BB or below by Standard & Poor's Ratings Services ("S&P")) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated.

         The Renaissance, Growth and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Renaissance and Growth Funds reserves the right to do so at any time, as of the date of this Statement of Additional Information, neither Fund invests or has the present intention to invest more than 5% of its assets in high yield securities or junk bonds. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as "speculative" by both Moody's and S&P.

         Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

         Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. Lower liquidity in secondary markets could adversely affect the value of high yield/high risk securities held by the Renaissance, Growth and Balanced Funds. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as "zero coupon" or "pay-in-kind" securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

         Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer's continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund's portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

LOAN PARTICIPATIONS AND ASSIGNMENTS

         The Balanced Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, the Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

         Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Class A, B and C and Institutional Prospectuses for a discussion of the limits on the Balanced Fund's investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, the Fund's rights against the borrower may be more limited than those held by the original lender.

DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES

         The Balanced Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time wh/en the company's financial condition makes it unlikely that such amounts will be repaid).

         The Balanced Fund may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See "Loan Participations and Assignments." The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that the Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

HYBRID INSTRUMENTS

         The Balanced Fund may invest in "hybrid" or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

         Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund. Accordingly, the Fund will not invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

         Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

CATASTROPHE BONDS

         The Balanced Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

         Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Characteristics and Risks of Securities and Investment Techniques--Illiquid Securities" in the Class A, B and C and Institutional Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Balanced Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

PARTICIPATION ON CREDITORS COMMITTEES

         A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

VARIABLE AND FLOATING RATE SECURITIES

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         Certain of the Funds may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

         Certain Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See "Mortgage-Related and Asset-Backed Securities" below.

MORTGAGE-RELATED AND ASSET-BACKED SECURITIES

         Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See "Mortgage Pass-Through Securities" below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See "Collateralized Mortgage Obligations" below.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

         The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

         Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets (taken at market value at the time of investment) will be invested in illiquid securities.

         Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, see "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages
                          --------
according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of

FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         COMMERCIAL MORTGAGE-BACKED SECURITIES. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

         OTHER ASSET-BACKED SECURITIES. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile Receivables(SM) ("CARS(SM)"). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with a Fund's investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

FOREIGN SECURITIES

         The Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth and International Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may also invest in common stocks issued by foreign companies. The Precious Metals Fund may invest primarily in securities of foreign issuers, securities denominated in foreign currencies, securities principally traded on securities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity and Innovation Funds each may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and (except for the Core Equity and Mid-Cap Equity Funds) may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if it is included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its assets allocated for investment in fixed income securities in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

         Each of the Funds may invest in American Depository Receipts ("ADRs"). The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, International and Precious Metals Funds may invest in European Depository Receipts ("EDRs") or Global Depository Receipts ("GDRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

         Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

         The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or "emerging market") countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; higher rates of inflation; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets.

         SPECIAL RISKS OF INVESTING IN RUSSIAN AND OTHER EASTERN EUROPEAN SECURITIES. The International, International Growth, Emerging Markets, Tax-Efficient Structured Emerging Markets and Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

         In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

         Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia's continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include:
(a) delays in settling portfolio transactions and the risk of loss arising out of Russia's system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

         A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

         Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund's Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

FOREIGN CURRENCIES

         The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, Innovation, International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Precious Metals and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Developed, International Growth, Balanced and Precious Metals Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures.

         A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds' investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

         The International, International Developed, International Growth, Emerging Markets, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the International, International Developed, Emerging Markets, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

         SPECIAL RISKS ASSOCIATED WITH THE INTRODUCTION OF THE EURO. The recent introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the European Economic and Monetary Union presents unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro will result in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date, the creation of suitable clearing and settlement payment systems for the new currency, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro and adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

BANK OBLIGATIONS

         Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

         Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

         The Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, International, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International Developed, International Growth, Precious Metals and Balanced Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets;
(iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund's limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund's assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

         Obligations of foreign banks involve certain risks associated with investing in foreign securities described under "Foreign Securities" above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER

         All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the Renaissance, Growth, Target, Core Equity, Mid-Cap Equity, Opportunity, Innovation, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, International, International Developed and International Growth, Precious Metals and Balanced Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated "P-1" or "P-2" by Moody's or "A-1" or "A-2" or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of "A" or better by Moody's or "A" or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

DERIVATIVE INSTRUMENTS

         The following describes certain derivative instruments and products in which the Funds may invest (to the extent described in the Prospectuses and under "Investment Restrictions" below) and risks associated therewith.

         The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time.

         OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified for the Fund in the Prospectuses and under "Investment Restrictions" below, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations ("NASDAQ") or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         OTC OPTIONS. The Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds may enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Funds will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

         RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         FOREIGN CURRENCY OPTIONS. Each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may use interest rate, foreign currency or index futures contracts, as specified in the Prospectuses. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

         For instance, futures contract on a securities index (an "Index Future") is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index ("Index") at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

         The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

         A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

         Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

         A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.
In computing daily net asset value, each Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

         LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. The Funds may enter into positions in futures contracts and related options for "bona fide hedging" purposes. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

         When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

         When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

         RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         SWAP AGREEMENTS. The Tax-Efficient Equity, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and International Developed Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index.

         Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter party will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

         Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counter parties that meet certain standards of creditworthiness (generally, such counter parties would have to be eligible counter parties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

         A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis.

         Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or
(ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

WARRANTS TO PURCHASE SECURITIES

         Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

METAL-INDEXED NOTES AND PRECIOUS METALS

         The Precious Metals Fund may invest in notes, the principal amount or redemption price of which is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals ("Metal-Indexed Notes"). It is expected that the value of Metal-Indexed Notes will be as volatile as the price of the underlying metal.

         The Precious Metals Fund will only purchase Metal-Indexed Notes which are rated investment grade or are issued by issuers that have outstanding debt obligations rated investment grade or commercial paper rated in the top rating category by any NRSRO, or Metal-Indexed Notes issued by issuers that the Sub-Adviser has determined to be of similar creditworthiness. Debt obligations rated in the fourth highest rating category by an NRSRO are considered to have some speculative characteristics. The Metal-Indexed Notes might be backed by a bank letter of credit, performance bond or might be otherwise secured, and any such security, which would be held by the Fund's custodian, would be taken into account in determining the creditworthiness of the securities. The Precious Metals Fund might purchase unsecured Metal-Indexed Notes if the issuer thereof met the Fund's credit standards without any such security. While the principal amount or redemption price of Metal-Indexed Notes would vary with the price of the resource, such securities would not be secured by a pledge of the resource or any other security interest in or claim on the resource. In the case of Metal-Indexed Notes not backed by a performance bond, letter of credit or similar security, it is expected that such securities generally would not be secured by any other specific assets.

         The Precious Metals Fund anticipates that if Metal-Indexed senior securities were to be purchased, such securities would be issued by precious metals or commodity brokers or dealers, by mining companies, by commercial banks or by other financial institutions. Such issuers would issue notes to hedge their inventories and reserves of the resource, or to borrow money at a relatively low cost (which would include the nominal rate of interest paid on Metal-Indexed Notes, described below, and the cost of hedging the issuer's metals exposure). The Precious Metals Fund would not purchase a Metal-Indexed
Note issued by a broker or dealer if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in securities of such issuer. The Precious Metals Fund might purchase Metal-Indexed Notes from brokers or dealers which are not also securities brokers or dealers. Precious metals or commodity brokers or dealers are not subject to supervision or regulation by any governmental authority or self-regulatory organization in connection with the issuance of Metal-Indexed Notes.

         Until fairly recently, there were no Metal-Indexed Notes outstanding and consequently there is no secondary trading market for such securities. Although a limited secondary market might develop among institutional traders, there is no assurance that such a market will develop. No public market is expected to develop, since the Precious Metals Fund expects that Metal-Indexed Notes will not be registered under the 1933 Act, and therefore disposition of such securities, other than to the issuer thereof (as described below), would be dependent upon the availability of an exemption from such registration.

         Any Metal-Indexed Notes which the Precious Metals Fund might purchase generally will have maturities of one year or less. Such notes, however, will be subject to being called for redemption by the issuer on relatively short notice. In addition, it is expected that the Metal-Indexed Notes will be subject to being put by the Precious Metals Fund to the issuer or to a stand-by broker meeting the credit standards set forth above, with payments being received by the Precious Metals Fund on no more than seven days' notice. A stand-by broker might be a securities broker-dealer, in which case the Precious Metals Fund's investment will be limited by applicable regulations of the Securities and Exchange Commission (the "SEC"). The put feature of the Metal-Indexed Notes will ensure liquidity even in the absence of a secondary trading market. The securities will be repurchased upon exercise of the holder's put at the specified exercise price, less repurchase fees, if any, which are not expected to exceed 1% of the redemption or repurchase proceeds. Depending upon the terms of particular Metal-Indexed Notes, there might be a period as long as five days between the date upon which the Precious Metals Fund notifies the issuer of the exercise of the put and determination of the sale price.

         It is expected that any Metal-Indexed Notes which the Precious Metals Fund might purchase will bear interest or pay preferred dividends at relatively nominal rates under 2% per annum. The Precious Metals Fund's holdings of such senior securities therefore would not generate appreciable current income, and the return from such senior securities would be primarily from any profit on the sale or maturity thereof at a time when the price of the relevant precious metal is higher than it was when the senior securities were purchased.

REPURCHASE AGREEMENTS

         Each of the Funds may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counter parties.

SECURITIES LOANS

         Subject to certain conditions described in the Prospectuses, each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Target, Micro-Cap Growth, International Developed, Emerging Markets, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Balanced Funds may make secured loans of its portfolio securities amounting to no more than 33a% of its total assets, and each of the Renaissance, Growth, Opportunity, Innovation, International, International Growth and Precious Metals Funds may make such loans amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest only the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

INVESTMENT STRATEGIES OF THE PORTFOLIOS - INCORPORATION BY REFERENCE

         The 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio invest all of their assets in Underlying PIMCO Funds, which include certain Funds of the Trust and series of PIMS as specified in the Retail Portfolio Prospectus and Institutional Portfolio Prospectus. By investing in Underlying PIMCO Funds, the Portfolios may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. They may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMS. The PIMS series and their attendant risks as described in the current PIMS prospectus for Institutional Class and Administrative Class shares and PIMS statement of additional information, which are included in the PIMS registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission. The current PIMS prospectus and statement of additional are each on file with the Securities and Exchange Commission and are incorporated in this document by reference. The PIMS documents may also be obtained free of charge by calling PIMCO Funds Distributors LLC at 1-800-426-0107.


                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, none of the above-mentioned Funds may:

         (1) borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

         (2) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

         (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

         (4) purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate, except that the Precious Metals Fund may purchase or sell agricultural land;

         (5) acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate; or

         (6) concentrate more than 25% of the value of its total assets in any one industry; except that the Precious Metals Fund will concentrate more than 25% of its total assets in securities of companies principally engaged in the extraction, processing, distribution or marketing of precious metals, and the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

         The investment objective of each of the above-referenced Funds and the Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

         The investment restrictions set forth below are fundamental policies of each of the Equity Income, Value, Tax-Efficient Equity, Enhanced Equity, Value 25, Capital Appreciation, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Core Equity, Mid-Cap Equity, Micro-Cap Growth, International Developed, Emerging Markets, Tax-Efficient Structured Emerging Markets, Structured Emerging Markets and Balanced Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Tax-Efficient Equity, Value 25 and Tax-Efficient Structured Emerging Markets Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions, none of the above-mentioned Funds may:

         (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

         (2) with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (3) with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (4) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

         (5) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

         (6) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

         (7) borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets);

         (8) issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

         (9) lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; or

         (10) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         Notwithstanding the provisions of fundamental investment restrictions
(7) and (8) above, a Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (7).

         The investment restrictions set forth below are fundamental policies of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio and may not be changed with respect to any such Portfolio without shareholder approval by vote of a majority of the outstanding voting securities of that Portfolio. Under these restrictions, a Portfolio may not:

         (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

         (2) purchase securities of any issuer unless such purchase is consistent with the maintenance of the Portfolio's status as a diversified company under the Investment Company Act of 1940, as amended;

         (3) purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

         (4) purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Portfolio may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

         (5) borrow money, or pledge, mortgage or hypothecate its assets, except that a Portfolio may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts to the extent described in the then current Prospectus(es) for the Portfolio and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Portfolio's assets);

         (6) issue senior securities, except insofar as such Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with the Portfolio's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

         (7) lend any funds or other assets, except that such Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; or

         (8) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

         Notwithstanding the provisions of fundamental investment restrictions
(5) and (6) above, a Portfolio may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Portfolio, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

         Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of a Portfolio investing therein.

         The investment objective of each of the Portfolios is non-fundamental and may be changed with respect to each such Portfolio by the Trustees without shareholder approval.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

         Each Fund (but not any Portfolio) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

         (1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under "Derivative Instruments -- OTC Options"), and (e) IO/PO SMBS (as described above under "Mortgage-Related and Asset-Backed Securities -- Stripped Mortgage - Backed Securities") if, as a result, more than 15% of a Fund's net assets, taken at current value, would then be invested in securities described in (a), (b), (c),
(d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

          (2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

     (3) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

     (4) purchase or sell commodities or commodity contracts except that a Fund may purchase and sell financial futures contracts and related options and the Precious Metals Fund may purchase and sell precious metals and other commodities and futures thereon;

     (5) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the Target Fund);

     (6) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International, International Growth and Precious Metals Funds, and in each case with respect to 75% of such Fund's total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of such Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to bank certificates of deposit or to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities;

     (7) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

     (8) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets. Each Fund may enter into closing sale transactions with respect to options it has purchased;

     (9) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser's or Sub-Adviser's opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees); or

     (10) borrow money (excluding reverse repurchase agreements which are subject to such Fund's fundamental borrowing restriction), except for temporary administrative purposes.

     The Trust has not adopted any non-fundamental investment restrictions or policies for the 90/10 Portfolio, 60/40 Portfolio or 30/70 Portfolio.

     Unless otherwise indicated, all limitations applicable to a Fund's or Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund's or Portfolio's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's or

Portfolio's total assets will not require the Fund or Portfolio to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund or Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

     The phrase "shareholder approval," as used in the Prospectuses, and the phrase a "vote of a majority of the outstanding voting securities," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, the Portfolio or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund, the Portfolio or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust, their ages, and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee's principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s).

-----------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------
E. Philip Cannon            Proprietor, Cannon & Company, an affiliate of Inverness Management
3838 Olympia                LLC, a private equity investment firm.  Formerly, Headmaster, St. John's
Houston, TX 77019           School, Houston, Texas, Trustee of PIMCO Advisors Funds ("PAF") and
Age 58                      Cash Accumulation Trust ("CAT"), General Partner, J.B. Poindexter &
                            Co., Houston, Texas (private partnership), and Partner, Iberia Petroleum
                            Company (oil and gas production).  Mr. Cannon was a director of WNS
                            Inc., a retailing company which filed a petition in bankruptcy within the last five years.
-----------------------------------------------------------------------------------------------------------
Donald P. Carter            Formerly, Trustee of PAF and CAT, Chairman, Executive Vice President
434 Stable Lane             and Director, Cunningham & Walsh, Inc., Chicago (advertising agency).
Lake Forest, IL 60045
Age 71
-----------------------------------------------------------------------------------------------------------
Gary A. Childress           Private investor. Formerly, Chairman and Director, Bellefonte Lime
11 Longview Terrace         Company, Inc.  Mr. Childress is a partner in GenLime, L.P., a private
Madison, CT 06443           limited partnership, which has filed a petition in bankruptcy within the last
Age 65                      five years.  Formerly, Trustee of PAF and CAT.
-----------------------------------------------------------------------------------------------------------
William D. Cvengros*        Chairman of the Board of the Trust; Chief Executive Officer, President, and
800 Newport Center Drive    member of the Management Board, PIMCO Advisors; President and Chief
Newport Beach, CA 92660     Executive Officer, Value Advisors LLC; Co-Chairman, The Emerging
Age 50                      Markets Income Fund, Inc., The Emerging Markets Income Fund II, Inc.,
                            The Emerging Markets Floating Rate Fund, Inc., Global Partners Income
                            Fund, Inc., Municipal Partners Fund, Inc., and Municipal Partners Fund II,
                            Inc. Chairman and Director, PIMCO Advisors Funds plc, PIMCO Global
                            Advisors (Ireland) Limited.  Formerly, Trustee of PAF and CAT, President
                            of the Trust, Director, Vice Chairman, and Chief Investment Officer,
                            Pacific Life Insurance Company ("Pacific Life") and Director, PIMCO
                            Funds Distribution Company (currently, PIMCO Funds Distributors LLC).
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Richard L. Nelson           President, Nelson Financial Consultants; Director, Wynn's International,
8 Cherry Hills Lane         Inc.; and Trustee, Pacific Select Fund.  Formerly, Partner, Ernst & Young.
Newport Beach, CA 92660
Age 69
-----------------------------------------------------------------------------------------------------------
Lyman W. Porter             Professor of Management at the University of California, Irvine; and
2639 Bamboo Street          Trustee, Pacific Select Fund.
Newport Beach, CA 92660
Age 69
-----------------------------------------------------------------------------------------------------------
Alan Richards              Retired Chairman of E.F. Hutton Insurance Group; Former Director of E.F. Hutton and
7381 Elegans Place         Company, Inc.; Chairman of IBIS Capital, LLC; Director, Inspired Arts,Inc.; Former
Carlsbad, CA 92009         Director of Western National Corporation.
Age 69

-----------------------------------------------------------------------------------------------------------
Joel Segall                 Formerly, Trustee of PAF and CAT, President and University Professor,
11 Linden Shores            Bernard M. Baruch College, The City University of New York; Deputy
Branford, CT 06405          Under Secretary for International Affairs, United States Department of
Age 76                      Labor; Professor of Finance, University of Chicago; and Board of
                            Managers, Coffee, Sugar and Cocoa Exchange.
-----------------------------------------------------------------------------------------------------------
W. Bryant Stooks            President, Bryant Investments, Ltd.; Director, American Agritec LLC; and
1530 E. Montebello          Director, Valley Isle Excursions, Inc.  Formerly, Trustee of PAF and CAT,
Phoenix, AZ 85014           President, Senior Vice President, Director and Chief Executive Officer,
Age 58                      Archirodon Group Inc.; Partner, Arthur Andersen & Co.
-----------------------------------------------------------------------------------------------------------
Gerald M. Thorne            Director, UPI Inc. and American Orthodontics Corp.  Formerly, Trustee of
5 Leatherwood Lane          PAF and CAT, Director, Kaytee, Inc., President and Director, Firstar
Savannah, GA  31414         National Bank of Milwaukee;  Chairman, President and Director, Firstar
Age 60                      National Bank of Sheboygan; Director, Bando-McGlocklin.
-----------------------------------------------------------------------------------------------------------
Stephen J. Treadway*        President and Chief Executive Officer of the Trust; Executive Vice
2187 Atlantic Street        President, PIMCO Advisors; Chairman and President, PIMCO Funds
Stamford, CT 06902          Distributors LLC ("PFDLLC"); President, The Emerging Markets Income
Age 51                      Fund, Inc., The Emerging Markets Income Fund II, Inc., The Emerging
                            Markets Floating Rate Fund, Inc., Global Partners Income Fund, Inc.,
                            Municipal Partners Fund, Inc. and Municipal Partners Fund II, Inc.;
                            Executive Vice President, Value Advisors LLC; Chairman, Municipal
                            Advantage Fund, Inc. and The Central European Value Fund, Inc.
                            Formerly, Trustee, President and Chief Executive Officer of CAT;
                            Executive Vice President, Smith Barney Inc.
-----------------------------------------------------------------------------------------------------------

* Trustee is an "interested person" of the Trust (as defined in Section 2(a)(19) of the 1940 Act).

OFFICERS

     The chart below sets forth the name, address, age, position with the Trust, and principal occupation during the past five years of each officer of the Trust. Unless otherwise indicated, the business address of all persons listed below is 840 Newport Center Drive, Suite 300, Newport Beach, California 92660:

-----------------------------------------------------------------------------------------------
NAME, ADDRESS AND AGE    POSITION(S) WITH THE      PRINCIPAL OCCUPATION(S) DURING THE PAST
                         TRUST                     FIVE YEARS
-----------------------------------------------------------------------------------------------
Stephen J. Treadway      Trustee, President and    Executive Vice President, PIMCO Advisors;
2187 Atlantic Street     Chief Executive Officer   Chairman and President, PFDLLC;
Stamford, CT 06902                                 Executive Vice President, Value Advisors
Age 51                                             LLC;  Chairman, Municipal Advantage
                                                   Fund, Inc. and The Central European Value
                                                   Fund, Inc.; President, The Emerging
                                                   Markets Income Fund, Inc., The Emerging
                                                   Markets Income Fund II, Inc., The
                                                   Emerging Markets Floating Rate Fund, Inc.,
                                                   Global Partners Income Fund, Inc.,
                                                   Municipal Partners Fund, Inc. and Municipal
                                                   Partners Fund II, Inc.  Formerly, Trustee,
                                                   President and Chief Executive Officer of
                                                   CAT; Executive Vice President, Smith
                                                   Barney Inc.
-----------------------------------------------------------------------------------------------
R. Wesley Burns          Executive Vice            Trustee and President, PIMS; Managing
Age 39                   President                 Director, Pacific Investment Management
                                                   Company ("Pacific Investment
                                                   Management"); Trustee and President,
                                                   PIMCO Variable Insurance Trust; Director
                                                   and President, PIMCO Commercial
                                                   Mortgage Securities Trust, Inc.; Director,
                                                   PIMCO Advisors Funds plc; and Director,
                                                   PIMCO Global Advisors (Ireland) Limited.
                                                   Formerly, Executive Vice President, Pacific
                                                   Investment Management, PAF and CAT.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Newton B. Schott, Jr.    Vice President and        Executive Vice President, Chief
2187 Atlantic Street     Secretary                 Administrative Officer, General Counsel and
Stamford, CT 06902                                 Secretary, PFDLLC; Senior Vice President,
Age 56                                             Value Advisors LLC; Executive Vice
                                                   President, The Emerging Markets Income
                                                   Fund, Inc., The Emerging Markets Income
                                                   Fund II, Inc., The Emerging Markets
                                                   Floating Rate Fund, Inc., The Central
                                                   European Value Fund, Inc., Global Partners
                                                   Income Fund, Inc., Municipal Advantage
                                                   Fund, Inc., Municipal Partners Fund, Inc.
                                                   and Municipal Partners Fund II, Inc.
                                                   Formerly, Vice President and Clerk of PAF
                                                   and CAT, Senior Vice President-Legal and
                                                   Secretary, PIMCO Advisors;  Executive
                                                   Vice President, Secretary and General
                                                   Counsel, Thomson Advisory Group and
                                                   PIMCO Advisors.
-----------------------------------------------------------------------------------------------
Jeffrey M. Sargent       Vice President            Vice President and Manager Shareholder
Age 36                                             Services and Fund Administration, Pacific
                                                   Investment Management; Senior Vice
                                                   President of PIMS; Senior Vice President,
                                                   PIMCO Variable Insurance Trust; and
                                                   Senior Vice President, PIMCO Commercial
                                                   Mortgage Securities Trust, Inc.
-----------------------------------------------------------------------------------------------
Richard M. Weil          Vice President            General Counsel, PIMCO Advisors.
Age 35                                             Formerly, Vice President, Bankers Trust
                                                   Company; Associate, Simpson, Thatcher &
                                                   Bartlett.
-----------------------------------------------------------------------------------------------
John P. Hardaway         Treasurer                 Senior Vice President and Manager of Fund
Age 41                                             Operations/Pacific Investment Management;
                                                   Treasurer of PIMS; Treasurer, PIMCO
                                                   Variable Insurance Trust; Treasurer, PIMCO
                                                   Commercial Mortgage Securities Trust, Inc.
                                                   Formerly, Treasurer of PAF and CAT.
-----------------------------------------------------------------------------------------------
Joseph D. Hattesohl      Assistant Treasurer       Vice President and Manager of Fund
Age 35                                             Taxation, Pacific Investment Management;
                                                   Assistant Treasurer, PIMS; Assistant
                                                   Treasurer of PIMCO Variable Insurance
                                                   Trust; and Assistant Treasurer, PIMCO
                                                   Commercial Mortgage Securities Trust, Inc.
                                                   Formerly, Director of Financial Reporting,
                                                   Carl I. Brown & Co.; Tax Manager, Price
                                                   Waterhouse LLP.
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Garlin G. Flynn          Assistant Secretary       Specialist, PIMCO Funds Administration;
Age 52                                             Secretary, PIMS; Secretary, PIMCO
                                                   Variable Insurance Trust; and Secretary,
                                                   PIMCO Commercial Mortgage Securities
                                                   Trust, Inc.  Formerly, Senior Fund
                                                   Administrator, Pacific Investment
                                                   Management; Senior Mutual Fund Analyst,
                                                   PIMCO Advisors Institutional Services;
                                                   Senior Mutual Fund Analyst, Pacific
                                                   Financial Asset Management Corporation.
-----------------------------------------------------------------------------------------------

TRUSTEES' COMPENSATION

     Trustees other than those affiliated with PIMCO Advisors, a Sub-Adviser, or Pacific Investment Management, receive an annual retainer of $45,000, plus $2,000 for each Board of Trustees meeting attended, and $500 for each Audit and Performance Committee meeting attended, plus reimbursement of related expenses. Each Audit and Performance Committee member receives an additional annual retainer of $1,000, the Chairman of the Audit and Performance Committees receives an additional annual retainer of $2,000, the Chairman of the Independent Trustees receives an additional annual retainer of $6,000, and each Vice Chairman of the entire Board receives an additional annual retainer of $3,000. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below). The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan.

         The following table sets forth information regarding compensation received by those Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 1998:

                     --------------------------- ---------------------- ---------------------
                                (1)                      (2)                   (3)
                                                                               TOTAL
                                                       AGGREGATE            COMPENSATION
                          NAME OF TRUSTEE          COMPENSATION FROM       FROM TRUST AND
                                                         TRUST             FUND COMPLEX1
                     --------------------------- ---------------------- ---------------------
                     E. Philip Cannon/2/                $51,600               $60,000
                     --------------------------- ---------------------- ---------------------
                     Donald P. Carter                   $58,425               $65,500
                     --------------------------- ---------------------- ---------------------
                     Gary A. Childress                  $51,600               $60,000
                     --------------------------- ---------------------- ---------------------
                     Gary L. Light/3/                   $38,700               $45,500
                     --------------------------- ---------------------- ---------------------
                     Richard L. Nelson                  $51,275               $93,000
                     --------------------------- ---------------------- ---------------------
                     Lyman W. Porter/2/                 $49,900               $90,500
                     --------------------------- ---------------------- ---------------------
                     Alan Richards                      $56,100               $98,500
                     --------------------------- ---------------------- ---------------------
                     Joel Segall/2/                     $49,475               $57,500
                     --------------------------- ---------------------- ---------------------
                     W. Bryant Stooks                   $49,475               $56,500
                     --------------------------- ---------------------- ---------------------
                     Gerald M. Thorne/2/                $51,175               $59,500
                     --------------------------- ---------------------- ---------------------

INVESTMENT ADVISER

         PIMCO Advisors serves as investment adviser to each of the Funds and Portfolios pursuant to an investment advisory agreement ("Advisory Agreement") between PIMCO Advisors and the Trust. PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Partners, G.P. ("PGP") and PIMCO Advisors Holdings L.P. ("PAH") are the general partners of PIMCO Advisors. PGP is a general partnership between PIMCO Holding LLC ("PH LLC"), a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management


__________________
     /1/ The amounts listed in column (3) include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), CAT (for all Trustees), and Pacific Select Fund (for Messrs. Nelson, Porter, and Richards) for the twelve-month period ended June 30, 1998. By virtue of having PIMCO Advisors or an affiliate of PIMCO Advisors as investment adviser, the Trust, CAT and Pacific Select Fund were considered to be part of the same "Fund Complex" for these purposes. As a result of a change in management of CAT on December 12, 1997, no Trustee of the Trust is currently a Trustee of CAT and CAT is no longer part of the same "Fund Complex" as the Trust.

     /2/ The Trust has adopted a deferred compensation plan (the "Plan") which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustees elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $51,600, $60,000; Porter - $49,900, $58,000; Segall - $26,650, $32,000; Thorne -
$51,175, $59,500.

     /3/ Mr. Light retired as a Trustee of the Trust during the fiscal year ended June 30, 1998.

(collectively, the "Managing Directors"). PGP is the sole general partner of PAH. PGP and PAH have equal right, power and authority to manage and control the business and affairs of PIMCO Advisors and to take any action deemed necessary or desirable by them in connection with the business of PIMCO Advisors.

         PGP and PAH have substantially delegated their management and control of PIMCO Advisors to a Management Board. Pursuant to the terms of the delegation of authority by PGP and PAH, the Management Board of PIMCO Advisors is composed of (i) the Chief Executive Officer of PIMCO Advisors; (ii) six other persons designated by PGP; (iii) three disinterested persons designated by representatives of the Public General Partner or, if there is no Public General Partner, PGP or its successor as general partner of PIMCO Advisors; (iv) the Chief Executive Officer and one Managing Director of each of the two Investment Managing Companies having the greatest total income, determined as of the date of appointment; and (v) one Managing Director of each of two other Investment Managing Companies designated from time to time by the Management Board upon the recommendation of the Nominating Committee. PAH is a Public General Partner for the purposes set forth above.

         The Management Board has in turn delegated the authority to manage day-to-day operations and policies to an Executive Committee. The Executive Committee is composed of four members. The members of the Executive Committee are William D. Cvengros, Brent R. Harris, Glenn S. Schafer and William S. Thompson, Jr.

         PIMCO Advisors, PGP and PAH are located at 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors and its subsidiary partnerships had approximately $244.2 billion of assets under management as of December 31, 1998.

         PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Funds and Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and Portfolio. For all of the Funds except the Growth, Target, Opportunity, Innovation and Precious Metals Funds, PIMCO Advisors has engaged affiliates to serve as Sub-Advisers. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investment portfolios of the Growth, Target, Opportunity and Innovation Funds. Acting in this capacity, PIMCO Equity Advisors is also referred to herein as a "Sub-Adviser." If a Sub-Adviser ceases to manage the portfolio of a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

         PIMCO Advisors' Asset Allocation Committee is responsible for determining how the assets of the 90/10 Portfolio, the 60/40 Portfolio and the 30/70 Portfolio are allocated and reallocated from time to time among the Underlying PIMCO Funds. The Portfolios do not pay any fees to PIMCO Advisors in return for these services under the Advisory Agreement. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management Company by the Underlying PIMCO Funds in which the Portfolios invest.

         Under the terms of the Advisory Agreement, PIMCO Advisors is obligated to manage the Funds and the Portfolios in accordance with applicable laws and regulations. The investment advisory services of PIMCO Advisors to the Trust are not exclusive under the terms of the Advisory Agreement. PIMCO Advisors is free to, and does, render investment advisory services to others.

         The Advisory Agreement will continue in effect with respect to a Fund and Portfolio for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or Portfolio, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, on 60 days' written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds by vote of a majority of the Trustees who are not interested persons of PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

         The Adviser currently receives a monthly investment advisory fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

FUND                                                                                               ADVISORY
----
                                                                                                   FEE RATE
                                                                                                   --------
Equity Income, Value, Tax-Efficient Equity, Capital Appreciation,
   Mid-Cap Growth, Structured Emerging Markets,
   Tax-Efficient Structured Emerging Markets,
   Enhanced Equity and Balanced Funds...................................................                .45%
Growth and Value 25 Funds...............................................................                .50%
International and Target Funds..........................................................                .55%
Core Equity Fund........................................................................                .57%
Small-Cap Value, Renaissance, Precious Metals
  and International Developed Funds.....................................................                .60%
Mid-Cap Equity Fund.....................................................................                .63%
Opportunity and Innovation Funds........................................................                .65%
Emerging Markets and International Growth Funds.........................................                .85%
Small-Cap Growth Fund...................................................................               1.00%
Micro-Cap Growth Fund...................................................................               1.25%

         For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period) the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory
Contract:

                                                                   YEAR              YEAR                PERIOD
                                                                   ENDED             ENDED               ENDED
FUND                                                              6/30/98            6/30/97             6/30/96
----                                                              -------            -------             -------
Equity Income Fund                                                $795,252            $555,146          $425,899
Value Fund                                                         951,140             463,869            65,873
Small-Cap Value Fund                                             1,395,130             249,347           156,721
Core Equity Fund                                                   504,760             234,333           145,931
Mid-Cap Equity Fund                                                 53,956              48,656            35,315
Capital Appreciation Fund                                        3,627,790           1,953,374           883,498
Mid-Cap Growth Fund                                              2,622,029           1,219,531           617,546
Micro-Cap Growth Fund                                            2,759,876           1,390,317           669,726
Small-Cap Growth Fund                                              411,785             327,245           426,098
Enhanced Equity Fund                                               199,467             292,187           274,512
Emerging Markets Fund                                              349,026             568,277           440,978
International Developed Fund                                       653,050             525,817           294,777
Balanced Fund                                                      300,049             306,756           235,529
Renaissance Fund*                                                3,010,051             913,256               N/A
Growth Fund*                                                     9,329,701           3,758,433               N/A
Target Fund*                                                     6,607,151           2,887,743               N/A
Opportunity Fund*                                                5,172,363           2,324,663               N/A
Innovation Fund*                                                 2,028,712             750,414               N/A
International Fund*                                                922,680             559,353               N/A

International Growth Fund**                                         24,756                 N/A               N/A
Precious Metals Fund*                                              165,918             119,710               N/A
Tax Exempt Fund* (1)                                               144,515              66,977               N/A
                                                               -----------          ----------          --------
TOTAL                                                          $42,029,157         $19,515,404        $4,672,403

--------------

* Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
** Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.
(1) The Tax Exempt Fund merged with and into the Municipal Bond Fund of PIMS in a transaction which took place on June 26, 1998. The Tax Exempt Fund was liquidated in connection with the transaction and is no longer a series of the Trust.

         In addition, the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) paid the Adviser the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate management contracts between the Adviser and PAF:

                                                                                      10/1/96            YEAR
                                                                                        TO               ENDED
FUND                                                                                  1/17/97           9/30/96
----                                                                                  -------           -------
Renaissance Fund                                                                      $653,744        $1,627,632
Growth Fund                                                                          3,370,567         9,987,541
Target Fund                                                                          2,584,257         7,295,767
Opportunity Fund                                                                     1,898,337         6,183,575
Innovation Fund                                                                        545,586         1,063,584
International Fund                                                                     537,647         1,872,608
Precious Metals Fund                                                                   107,290           397,969
Tax Exempt Fund                                                                         99,023           333,349
                                                                                   -----------       -----------

TOTAL                                                                               $9,796,451       $28,762,025

PORTFOLIO MANAGEMENT AGREEMENTS

        PIMCO Equity Advisors manages the investment portfolios of the Growth, Target, Opportunity and Innovation Funds. The Adviser employs Sub-Advisers to provide investment advisory services to each other Fund pursuant to portfolio management agreements (each a "Portfolio Management Agreement") between the Adviser and the Fund's Sub-Adviser. Each Sub-Adviser retained by the Adviser is an affiliate of the Adviser except for Van Eck Associates Corporation ("Van Eck"), which advises the Precious Metals Fund. The Adviser currently has seven subsidiary partnerships, the following six of which manage one or more of the
Funds: Pacific Investment Management, Parametric Portfolio Associates ("Parametric"), Cadence Capital Management "ACadence"), NFJ Investment Group ("NFJ"), Columbus Circle Investors ("Columbus Circle"), and Blairlogie Capital Management ("Blairlogie"). On or about April 30, 1999, it is anticipated that the Adviser will sell substantially all of its ownership interest in Blairlogie. See "Blairlogie" below. In addition, on or about May 7, 1999, PIMCO Equity Advisors will assume portfolio management responsibility for the Renaissance Fund. See "Columbus Circle" below.

Pacific Investment Management
-----------------------------

        Pursuant to a Portfolio Management Agreement between the Adviser and Pacific Investment Management, Pacific Investment Management provides investment advice with respect to the portion of the assets of the Balanced Fund allocated by the Adviser for investment in fixed income securities. For the services provided, the Adviser (not the Trust) pays Pacific Investment Management a fee at the annual rate of .25% of the average daily net assets of the Balanced Fund allocated to Pacific Investment Management for investment in fixed income securities.

        Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management Inc. as the managing partner. The predecessor investment adviser to Pacific Investment Management commenced operations in 1971. Pacific Investment Management is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management provides advisory services to PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., which is a closed-end management investment company, managed accounts consisting of proceeds from various pension and profit sharing plans and other sub-advised open-end management investment companies. Pacific Investment Management had approximately $158 billion of assets under management as of December 31, 1998.

PIMCO Equity Advisors
---------------------

        PIMCO Equity Advisors, a division of PIMCO Advisors, acts as the Sub-Adviser and provides investment advisory services to the Growth, Target, Opportunity and Innovation Funds. Prior to March 5, 1999, Columbus Circle served as Sub-Adviser to these Funds. On or about May 7, 1999, PIMCO Equity Advisors will assume portfolio management responsibility for the Renaissance Fund. Information about PIMCO Advisors, including information regarding investment advisory fees paid to PIMCO Advisors by the Growth, Target, Opportunity and Innovation Funds, is provided above under "Investment Adviser."

Parametric
----------

        Pursuant to a Portfolio Management Agreement between the Adviser and Parametric, Parametric is the Sub-Adviser and provides investment advisory services to the Tax-Efficient Equity, Enhanced Equity, Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds. For the services provided to each Fund, the Adviser (not the Trust) pays Parametric a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Tax-Efficient Equity Fund, .35% for the Enhanced Equity Fund, .35% for the Structured Emerging Markets Fund, and
 .35% for the Tax-Efficient Structured Emerging Markets Fund.

        Parametric is an investment management firm organized as a general partnership. Parametric is the successor investment adviser to Parametric Portfolio Associates, Inc., a wholly-owned corporate subsidiary of PFAMCo. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. The predecessor investment adviser to Parametric commenced operations in 1987. Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Parametric had combined assets, as of December 31, 1998, of approximately $3.4 billion.

Cadence
-------

        Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the Capital Appreciation Fund, the Mid-Cap Growth Fund, the Micro-Cap Growth Fund, the Small-Cap Growth Fund and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Balanced Fund's assets allocated to Cadence for investment in common stock, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund.

        Cadence is an investment management firm organized as a general partnership. Cadence is the successor investment adviser to Cadence Capital Management Corporation, a wholly owned subsidiary of PFAMCo. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. The predecessor investment adviser to Cadence commenced operations in 1988. Cadence is located at Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of December 31, 1998, of approximately $7.4 billion.

NFJ
---

        Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the Equity Income Fund, the Value Fund, the Value 25 Fund, the Small-Cap Value Fund, and a portion of the Balanced Fund allocated by the Adviser for investment in common stocks. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .35% for the Equity Income Fund, .40% for the Value 25 Fund,
 .35% for the Value Fund, .35% for the portion of the Balanced Fund allocated to NFJ for investment in common stock, and .50% for the Small-Cap Value Fund.

        NFJ is an investment management firm organized as a general partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., a wholly owned subsidiary of PFAMCo. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. The predecessor investment adviser to NFJ commenced operations in 1989. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of December 31, 1998, of approximately $2.4 billion.

Columbus Circle
---------------

        Pursuant to a Portfolio Management Agreement between the Adviser and Columbus Circle, Columbus Circle provides investment advisory services to the Renaissance, Core Equity, Mid-Cap Equity and International Growth Funds. For the services provided, the Adviser (not the Trust) pays Columbus Circle a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .38% for the Renaissance Fund, .47% for the Core Equity Fund, .53% for the Mid-Cap Equity Fund, and .75% for the International Growth Fund.

        Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle is the successor investment adviser to the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"). Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. Columbus Circle's ultimate predecessor commenced operations in 1975. Columbus Circle is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle manages discretionary accounts for institutions, including corporate, government and union pension and profit-sharing plans, foundations and educational institutions. Accounts managed by Columbus Circle had combined assets, as of December 31, 1998, of $9.6 billion.

        Effective on or about May 7, 1999, PIMCO Equity Advisors will assume portfolio management responsibility for the Renaissance Fund.

Blairlogie
----------

        Pursuant to a Portfolio Management Agreement between the Adviser and Blairlogie, Blairlogie provides investment advisory services to the International, International Developed and Emerging Markets Funds. For the services provided, the Adviser (not the Trust) pays Blairlogie a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): .40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund.

        Blairlogie is an investment management firm organized as a limited partnership under the laws of the United Kingdom. Blairlogie is the successor investment adviser to Blairlogie Capital Management Ltd., an indirect subsidiary of PFAMCo, which commenced operations in 1992. Blairlogie has two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly-owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie is located at 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Blairlogie had combined assets, as of December 31, 1998, of approximately $900 million.

        It is anticipated that the Adviser will sell substantially all of its ownership interest in Blairlogie to subsidiaries of Alleghany Asset Management, Inc. on or about April 30, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions.

        In connection with the Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Funds (the "Transferring Funds") will transfer all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions. In addition, the Adviser has determined to continue to retain Blairlogie as the Sub-Adviser of the International Fund following the consummation of the Blairlogie Transaction.

        The relevant Prospectuses and this Statement of Additional Information will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Van Eck
-------

        Pursuant to a Portfolio Management Agreement between the Adviser and Van Eck, Van Eck provides investment advisory services to the Precious Metals Fund. For the Services provided, the Adviser (not the Trust) pays Van Eck a monthly fee at the annual rate of .35% based on the average daily net assets of the Precious Metals Fund.

        Van Eck is a Delaware corporation registered as an investment adviser with the SEC. Van Eck and its affiliates advise other mutual funds and private accounts. Van Eck is controlled by John C. van Eck who, along with members of his immediate family, owns 100% of the stock of Van Eck. Van Eck is located at 99 Park Avenue, New York, New York 10001. Accounts managed by Van Eck had combined assets, as of December 31, 1998, of approximately $1.1 billion.

        PIMCO Advisors determines the allocation of the Balanced Fund's assets among the various asset classes and types of securities in which the Fund invests. PIMCO Advisors reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and reserves the right to manage the investment of such assets.

        For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:

                                                                   YEAR                YEAR              PERIOD
                                                                   ENDED               ENDED             ENDED
                                                                  06/30/98            06/30/97          06/30/96
                                                                  --------            --------          --------
Equity Income Fund                                                $618,529            $492,429          $425,899
Value Fund                                                         739,776             388,966            65,873
Small-Cap Value Fund                                             1,162,608             224,788           156,721
Core Equity Fund                                                   416,205             215,998           136,615
Mid-Cap Equity Fund                                                 45,391              45,074            23,814
Capital Appreciation Fund                                        2,821,614           1,714,191           883,498
Mid-Cap Growth Fund                                              2,039,356           1,059,242           617,546
Micro-Cap Growth Fund                                            2,539,086           1,325,695           669,726
Small-Cap Growth Fund                                              370,606             311,280           426,098
Enhanced Equity Fund                                               155,141             268,021           274,512
Emerging Markets Fund                                              307,963             501,411           385,438
International Developed Fund                                       544,208             478,789           237,138
Balanced Fund                                                      212,532             228,898           161,345
Renaissance Fund*                                                1,906,366             575,288               N/A
Growth Fund*                                                     6,344,197           2,544,364               N/A
Target Fund*                                                     4,324,681           1,869,073               N/A
Opportunity Fund*                                                3,819,591           1,709,827               N/A
Innovation Fund*                                                 1,186,016             435,246               N/A
International Fund*                                                671,040             348,938               N/A
International Growth Fund**                                         11,650                 N/A               N/A
Precious Metal Fund*                                                96,785              66,070               N/A
Tax Exempt Fund*                                                   144,515              66,756               N/A
                                                                   -------       -------------         ---------
TOTAL                                                          $30,477,856         $14,870,344        $4,464,223

-----------------

*Amounts for the year ended June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period 12/31/97 through 6/30/98.

        The Adviser paid the Sub-Advisers for the predecessors of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each of which is a former series of PAF which reorganized as a Fund of the Trust on January 17, 1997) the following amounts for the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996 under separate sub-advisory agreements between the Adviser and the relevant Sub-Adviser:

                                                                                    10/1/96           YEAR
                                                                                      TO              ENDED
FUND                                                                                1/17/97          09/30/96
----                                                                                -------          --------
Renaissance Fund                                                                $    326,864     $     813,816
Growth Fund                                                                        1,685,284         4,993,770
Target Fund                                                                        1,292,168         3,647,884
Opportunity Fund                                                                     949,192         3,091,788
Innovation Fund                                                                      272,772           531,792
International Fund                                                                   268,824           936,304
Precious Metals Fund                                                                  53,837           198,985
Tax Exempt Fund                                                                       49,512           166,675
                                                                                 -----------        ----------
TOTAL                                                                            $ 4,898,453       $14,381,014

FUND ADMINISTRATOR

        In addition to its services as Adviser, PIMCO Advisors serves as administrator (and is referred to in this capacity as the "Administrator") to the Funds and Portfolios pursuant to an administration agreement (the "Administration Agreement") with the Trust. The Administrator provides or procures administrative services to the Funds and Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust's shareholders and regulatory filings. PIMCO Advisors has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the "Sub-Administration Agreement"). PIMCO Advisors may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund and Portfolio (each expressed as a percentage of the Fund's or Portfolio's average daily net assets attributable to the indicated class or classes of shares on an annual basis):

                            ADMINISTRATIVE FEE RATE
                            -----------------------

                                  INSTITUTIONAL AND           CLASS A, CLASS B,
                                   ADMINISTRATIVE               AND CLASS C                          CLASS D
                                      CLASSES*                    SHARES*                            SHARES**
                                      -------                     ------                             ------
Equity Income Fund                      .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Tax-Efficient Equity Fund               .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Value Fund                              .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Small-Cap Value Fund                    .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Core Equity Fund                        .25%                              N/A                           N/A

Mid-Cap Equity Fund                     .25%                              N/A                           N/A

                                  INSTITUTIONAL AND               CLASS A, CLASS B,
                                   ADMINISTRATIVE                    AND CLASS C                     CLASS D
                                      CLASSES*                          SHARES*                       SHARES**
                                      -------                          -------                        ------

Value 25 Fund                           .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Capital Appreciation Fund               .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Mid-Cap Growth Fund                     .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Micro-Cap Growth Fund                   .25%                              N/A                           N/A

Small-Cap Growth Fund                   .25%                              N/A                           N/A

Enhanced Equity Fund                    .25%                              N/A                           N/A

Emerging Markets Fund                   .50%         .65% of first $2.5 billion                         N/A
                                                     .60% of amounts in excess of $2.5 billion

International Developed Fund            .50%         .65% of first $2.5 billion                         N/A
                                                     .60% of amounts in excess of $2.5 billion

Balanced Fund                           .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Renaissance Fund                        .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

Growth Fund                             .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Target Fund                             .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Opportunity Fund                        .25%         .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

Innovation Fund                         .25%         .40% of first $2.5 billion                        .65%
                                                     .35% of amounts in excess of $2.5 billion

International Fund                      .50%         .65% of first $2.5 billion                         N/A
                                                     .60% of amounts in excess of $2.5 billion

International Growth Fund               .50%                              N/A                           N/A

Precious Metals Fund                     N/A         .45% of first $2.5 billion                         N/A
                                                     .40% of amounts in excess of $2.5 billion

Tax-Efficient Structured                .50%                              N/A                           N/A
Emerging Markets Fund

Structured Emerging Markets             .50%                              N/A                           N/A
Fund

90/10 Portfolio                        .10%***       .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

                                  INSTITUTIONAL AND               CLASS A, CLASS B,
                                   ADMINISTRATIVE                    AND CLASS C                     CLASS D
                                      CLASSES*                          SHARES*                       SHARES**
                                      -------                          -------                        ------
60/40 Portfolio                        .10%***       .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

30/70 Portfolio                        .10%***       .40% of first $2.5 billion                         N/A
                                                     .35% of amounts in excess of $2.5 billion

* The Administrator receives administrative fees based on a Fund's or Portfolio's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B and Class C shares on the other.

** As described below, the Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the
 .65% Class D Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

*** The Administrative Fee for each Portfolio reflects a fee waiver currently in effect. In the absence of the waiver, this Administrative Fee rate for each Portfolio would be 0.15% per annum.

         Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses:
(i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates;
(ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and
(viii) any expenses allocated or allocable to a specific class of shares ("Class-specific expenses").

         Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan (the "Multi-Class Plan") adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

         The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the Renaissance, Growth, Target, Opportunity, Innovation, International and Precious Metals Funds, by a majority of the Trustees who are not interested persons of the Trust or PIMCO Advisors, on 60 days' written notice to PIMCO Advisors.

         Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to .25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See "Distribution of Trust Shares--Plan for Class D Shares."

         After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by PIMCO Advisors or Pacific Investment Management upon 60 days' written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

         For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the aggregate amount of the administration fees paid by the Funds was as follows (Class A, Class B and Class C shares were not offered prior to January 17, 1997 and Class D shares were not offered during the periods listed):

                                                YEAR                        YEAR                  PERIOD
                                                ENDED                       ENDED                 ENDED
FUND                                            06/30/98                    06/30/97              06/30/96
----                                            --------                    --------              --------
Equity Income Fund                             $487,106                     $311,798              $236,611
Value Fund                                      720,965                      318,624                36,596
Small-Cap Value Fund                            850,182                      114,067                65,176
Core Equity Fund                                221,386                      102,634                63,942
Mid-Cap Equity Fund                              21,411                       19,291                14,011
Capital Appreciation Fund                     2,144,151                    1,093,013               490,803
Mid-Cap Growth Fund                           1,722,412                      729,997               342,880
Micro-Cap Growth Fund                           551,975                      278,025               133,934
Small-Cap Growth Fund                           102,410                       81,774               106,715
Enhanced Equity Fund                            110,815                      161,982               151,842
Emerging Markets Fund                           208,654                      312,540               259,300
International Developed Fund                    555,314                      437,490               244,350
Balanced Fund                                   186,627                      170,134               130,017
Renaissance Fund*                             2,006,144                      605,566                   N/A
Growth Fund*                                  7,463,761                    2,993,370                   N/A
Target Fund*                                  4,805,201                    2,076,748                   N/A
Opportunity Fund*                             3,182,992                    1,424,856                   N/A
Innovation Fund*                              1,248,438                      458,154                   N/A
International Fund*                           1,090,440                      567,025                   N/A
International Growth Fund**                      14,562                          N/A                   N/A
Precious Metals Fund*                           124,438                       84,947                   N/A
Tax Exempt Fund*                                193,724                       89,008                   N/A
                                                -------                  -----------              --------
TOTAL                                        $28,013,108                 $12,431,043            $2,276,177

------------------------

*Amounts for the year ended June 30, 1997 are for the period from 1/17/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

         The predecessor series of the Renaissance, Growth, Target, Opportunity, Innovation, International, Precious Metals and Tax Exempt Funds (each a series of PAF which reorganized as a Fund of the Trust on January 17, 1997) received administrative services during fiscal years 1997 and 1996 under separate management contracts between the Adviser and PAF on behalf of each such series. See "Investment Adviser" above for the amounts paid to the Adviser by these series under such management contracts during fiscal years 1997 and 1996.

         Shares of the Portfolios were not offered during the periods listed above.

                         DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

         PIMCO Funds Distributors LLC (the "Distributor") serves as the distributor of each class of the Trust's shares pursuant to a distribution contract (the "Distribution Contract") with the Trust. The Distributor is a wholly-owned subsidiary of PIMCO Advisors. The Distribution Contract is terminable with respect to a Fund, Portfolio or class or shares without penalty, at any time, by the Fund, Portfolio or class by not more than 60 days' nor less than 30 days' written notice to the Distributor, or by the Distributor upon not more than 60 days' nor less than 30 days' written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares.

         The Distribution Contract will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund, Portfolio or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, Portfolios or classes, it may continue in effect with respect to any Fund, Portfolio or class as to which it has not been terminated (or has been renewed).

         The Trust currently offers up to six classes of shares of each of the
Funds: Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares. The Trust currently offers Class A, Class B, Class C, Institutional Class and Administrative Class shares of each Portfolio.

         Class A, Class B and Class C shares of the Trust are offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. ("NASD"), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor ("introducing brokers").

         Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products, programs or accounts for which a fee may be charged.

         Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

         Under the Trust's Multi-Class Plan, shares of each class of each Fund and Portfolio represent an equal pro rata interest in the Fund or Portfolio and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

CONTINGENT DEFERRED SALES CHARGE AND INITIAL SALES CHARGE

         As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "How to Redeem," a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund or Portfolio for shares of another Fund or Portfolio prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

         During the fiscal years ended June 30, 1998 and June 30, 1997, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

                                    YEAR                       YEAR
                                    ENDED                      ENDED
CLASS                               6/30/98                    6/30/97
-----                               -------                    -------

Class A                               $2,273                     $40,456
Class B                             $945,353                    $789,851
Class C                             $480,061                    $533,975

         Shares of the Portfolios were first offered beginning October 1, 1998.

         The Funds did not offer Class A, B and C shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in contingent deferred sales charges on shares of series of PAF which reorganized as the following Funds of the Trust: Class A shares: Growth - $9,168, Target - $14 and
                              --------------
Opportunity - $4,190. Class B shares: Renaissance - $8,722, Growth - $37,445,
                      --------------
Target - $31,670, Innovation - $36,477, International - $6,359, Precious Metals
- $1,179 and Tax Exempt - $4,055. Class C shares: Renaissance - $12,809, Growth
                                  --------------
- $124,264, Target - $89,334, Opportunity - $37,154, Innovation - $29,110,
International - $22,016, Precious Metals - $15,384 and Tax Exempt - $1,596.

         As described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Alternative Purchase Arrangements - Initial Sales Charge Alternative - Class A Shares," Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 1998 and June 30, 1997, the Distributor received an aggregate of $4,878,434 and $2,927,636, respectively, and retained an aggregate of $506,878 and $369,546, respectively, in initial sales charges paid by Class A shareholders of the Trust.

         The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. However, during the fiscal year ended September 30, 1996, the Distributor received the following amounts in initial sales charges paid by shareholders of PAF series which reorganized as the following Funds of the Trust: Renaissance - $205,419, Growth - 549,330, Target - $852,363, Opportunity - $176,391, Innovation - $685,093, International - $91,177, Precious Metals - $72,503 and Tax Exempt - $37,180, and retained the following amounts:
Renaissance - $27,477, Growth - $83,657, Target - $126,693, Opportunity - $29,605, Innovation - $114,091, International - $13,871, Precious Metals - $7,738 and Tax Exempt - $3,140.

DISTRIBUTION AND SERVICING PLANS FOR CLASS A, CLASS B AND CLASS C SHARES

         As stated in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under the caption "Distributor and Distribution and Servicing Plans," Class A, Class B and Class C shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

         Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares (the "Retail Plans"), the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth in the Class A, B and C Prospectus and the Retail Portfolio Prospectus, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B and Class C shares as to which no distribution and servicing fees were paid on account of such limitations. The Distributor pays (i) all or a portion of the distribution fees it receives from the Trust to participating and introducing brokers, and (ii) all or a portion of the servicing fees it receives from the Trust to participating and introducing brokers, certain banks and other financial intermediaries.

         Each Retail Plan may be terminated with respect to any Fund or Portfolio to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract ("disinterested Retail Plan Trustees"), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund or Portfolio. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund or Portfolio to which the Plan relates requires approval by the affected class of shareholders of that Fund or Portfolio. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

         The Retail Plans will continue in effect with respect to each Fund and Portfolio, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

         If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or Portfolios, or classes thereof, it may continue in effect with respect to any class of any Fund or Portfolio as to which it has not been terminated (or has been renewed).

         The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds and Portfolios are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B and Class C shares of the Trust, and in connection with the servicing of Class B and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds and Portfolios to continue payments of distribution and servicing fees in the future with respect to Class B and Class C shares.

PAYMENTS PURSUANT TO CLASS A PLANS

         For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $2,017,316 and $1,147,572, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows (Class A shares of the Portfolios were initially offered beginning October 1, 1998):




                                                        YEAR ENDED                      YEAR ENDED
FUND                                                      06/30/98                        06/30/97
----                                                      --------                        --------
Equity Income Fund                                        $20,227                            $938
Value Fund                                                 46,720                          14,876
Small-Cap Value Fund                                       91,688                           2,770
Core Equity Fund                                              N/A                             N/A
Mid-Cap Equity Fund                                           N/A                             N/A
Capital Appreciation Fund                                  75,035                           5,510
Mid-Cap Growth Fund                                        72,631                          12,246
Micro-Cap Growth Fund                                         N/A                             N/A
Small-Cap Growth Fund                                         N/A                             N/A
Enhanced Equity Fund                                          N/A                             N/A
Emerging Markets Fund                                         697                             108
International Developed Fund                                2,903                             169
Balanced Fund                                              12,278                             173
Renaissance Fund                                          130,230                          53,527
Growth Fund                                               403,013                         290,828
Target Fund                                               394,300                         288,012
Opportunity Fund                                          531,993                         320,127
Innovation Fund                                           164,089                          99,910
International Fund                                         42,700                          34,195
International Growth Fund                                     N/A                             N/A
Precious Metals Fund                                       13,370                          14,218
Tax Exempt Fund                                            15,442                           9,965

         During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $1,512,987; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $504,329. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

                                                                                SALES MATERIAL
                                                                                   AND OTHER
                                      COMPENSATION                                  EXPENSES                TOTAL
                                      ------------                                  --------                -----
Equity Income Fund                         $15,170                                  $5,057                 $20,227
Value Fund                                  35,040                                  11,680                  46,720
Small-Cap Value Fund                        68,766                                  22,922                  91,688
Core Equity Fund                               N/A                                     N/A                     N/A
Mid-Cap Equity Fund                            N/A                                     N/A                     N/A
Capital Appreciation Fund                   56,276                                  18,759                  75,035
Mid-Cap Growth Fund                         54,473                                  18,158                  72,631
Micro-Cap Growth Fund                          N/A                                     N/A                     N/A
Small-Cap Growth Fund                          N/A                                     N/A                     N/A
Enhanced Equity Fund                           N/A                                     N/A                     N/A
Emerging Markets Fund                          523                                     174                     697
International Developed Fund                 2,177                                     726                   2,903
Balanced Fund                                9,208                                   3,070                  12,278
Renaissance Fund                            97,672                                  32,558                 130,230
Growth Fund                                302,260                                 100,753                 403,013


Target Fund                                295,725                                  98,575                 394,300
Opportunity Fund                           398,995                                 132,998                 531,993
Innovation Fund                            123,067                                  41,022                 164,089
International Fund                          32,025                                  10,675                  42,700
International Growth Fund                      N/A                                     N/A                     N/A
Precious Metals Fund                        10,027                                   3,343                  13,370
Tax Exempt Fund                             11,582                                   3,861                  15,442

         The Trust did not offer Class A shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,556,119 pursuant to a Distribution and Servicing Plan applicable to the Class A shares of PAF (the "PAF Class A Plan"), which is similar to the Class A Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                            YEAR ENDED
                                          SEPT. 30, 1996
                                          --------------
Renaissance Fund                             $ 38,973
Growth Fund                                   351,506
Target Fund                                   338,598
Opportunity Fund                              308,794
Innovation Fund                                88,089
International Fund                             42,411
Precious Metals Fund                           21,416
Tax Exempt Fund                                10,288

         The remainder of the total payments made under the PAF Class A Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS B PLANS

         For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $4,549,168 and $1,670,623, respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows (Class B shares of the Portfolios were initially offered beginning October 1, 1998):

                                                                YEAR ENDED                    YEAR ENDED
FUND                                                              06/30/98                      06/30/97
----                                                              --------                    ------------
Equity Income Fund                                                 $80,992                        $5,019
Value Fund                                                         311,768                       101,067
Small-Cap Value Fund                                               611,536                        17,419
Core Equity Fund                                                       N/A                           N/A
Mid-Cap Equity Fund                                                    N/A                           N/A
Capital Appreciation Fund                                          165,015                         5,077
Mid-Cap Growth Fund                                                528,760                       104,374
Micro-Cap Growth Fund                                                  N/A                           N/A
Small-Cap Growth Fund                                                  N/A                           N/A
Enhanced Equity Fund                                                   N/A                           N/A
Emerging Markets Fund                                                4,696                           633
International Developed Fund                                        21,969                         2,256
Balanced Fund                                                       42,373                         2,223
Renaissance Fund                                                   603,997                       204,965
Growth Fund                                                        660,761                       351,684

Target Fund                                                        727,857                       450,009
Opportunity Fund                                                       N/A                           N/A
Innovation Fund                                                    629,537                       332,295
International Fund                                                  85,359                        53,098
International Growth Fund                                              N/A                           N/A
Precious Metals Fund                                                41,484                        21,713
Tax Exempt Fund                                                     33,064                        18,818

         During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $3,411,876; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal and operations), $1,137,292. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

                                                                                SALES MATERIAL
                                                                                  AND OTHER
                                       COMPENSATION                               EXPENSES                  TOTAL
                                       ------------                               --------                  -----
Equity Income Fund                          $60,744                                $20,248                 $80,992
Value Fund                                  233,826                                 77,942                 311,768
Small-Cap Value Fund                        458,652                                152,884                 611,536
Core Equity Fund                                N/A                                    N/A                     N/A
Mid-Cap Equity Fund                             N/A                                    N/A                     N/A
Capital Appreciation Fund                   123,761                                 41,254                 165,015
Mid-Cap Growth Fund                         396,570                                132,190                 528,760
Micro-Cap Growth Fund                           N/A                                    N/A                     N/A
Small-Cap Growth Fund                           N/A                                    N/A                     N/A
Enhanced Equity Fund                            N/A                                    N/A                     N/A
Emerging Markets Fund                         3,522                                  1,174                   4,696
International Developed Fund                 16,477                                  5,492                  21,969
Balanced Fund                                31,780                                 10,593                  42,373
Renaissance Fund                            452,998                                150,999                 603,997
Growth Fund                                 495,571                                165,190                 660,761
Target Fund                                 545,893                                181,964                 727,857
Opportunity Fund                                N/A                                    N/A                     N/A
Innovation Fund                             472,153                                157,384                 629,537
International Fund                           64,020                                 21,340                  85,359
International Growth Fund                       N/A                                    N/A                     N/A
Precious Metals Fund                         31,113                                 10,371                  41,484
Tax Exempt Fund                              24,798                                  8,266                  33,064

         The Trust did not offer Class B shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $1,839,931 pursuant to a Distribution and Servicing Plan applicable to the Class B shares of PAF (the "PAF Class B Plan"), which is similar to the Class B Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF which reorganized as a series of the Trust on January 17, 1997) as follows:

                                                             YEAR ENDED
                                                           SEPT. 30, 1996
                                                           --------------
Renaissance Fund                                               $ 62,195
Growth Fund                                                     211,778
Target Fund                                                     241,125
Opportunity Fund                                                    N/A
Innovation Fund                                                 166,747
International Fund                                              289,719
Precious Metals Fund                                             14,083
Tax Exempt Fund                                                  14,673

         The remainder of the total payments made under the PAF Class B Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

PAYMENTS PURSUANT TO CLASS C PLANS

         For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid the Distributor an aggregate of $42,819,673 and $28,944,078, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows (Class C shares of the Portfolios were initially offered beginning October 1, 1998):

                                                                YEAR ENDED                   YEAR ENDED
FUND                                                              06/30/98                     06/30/97
----                                                              --------                    ---------
Equity Income Fund                                                $139,875                    $13,919
Value Fund                                                         784,829                    245,893
Small-Cap Value Fund                                               814,232                     39,558
Core Equity Fund                                                       N/A                        N/A
Mid-Cap Equity Fund                                                    N/A                        N/A
Capital Appreciation Fund                                          392,705                     28,078
Mid-Cap Growth Fund                                                951,993                    197,365
Micro-Cap Growth Fund                                                  N/A                        N/A
Small-Cap Growth Fund                                                  N/A                        N/A
Enhanced Equity Fund                                                   N/A                        N/A
Emerging Markets Fund                                               14,813                      5,070
International Developed Fund                                        40,459                      4,936
Balanced Fund                                                       41,412                      1,876
Renaissance Fund                                                 3,887,867                  2,024,245
Growth Fund                                                     16,386,591                 11,107,219
Target Fund                                                      9,707,945                  7,238,372
Opportunity Fund                                                 5,829,510                  4,950,118
Innovation Fund                                                  1,834,958                  1,149,018
International Fund                                               1,421,443                  1,354,452
International Growth Fund                                              N/A                        N/A
Precious Metals Fund                                               181,565                    255,508
Tax Exempt Fund                                                    389,476                    328,451

         During the fiscal year ended June 30, 1998, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $32,114,755; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal and operations), $10,704,918. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

                                                                            SALES MATERIAL
                                                                             AND OTHER
                                       COMPENSATION                           EXPENSES                       TOTAL
                                       ------------                           --------                       -----
Equity Income Fund                          $104,906                            $34,969                   $139,875
Value Fund                                   588,622                            196,207                    784,829
Small-Cap Value Fund                         610,674                            203,558                    814,232
Core Equity Fund                                 N/A                                N/A                        N/A
Mid-Cap Equity Fund                              N/A                                N/A                        N/A
Capital Appreciation Fund                    294,529                             98,176                    392,705
Mid-Cap Growth Fund                          713,995                            237,998                    951,993
Micro-Cap Growth Fund                            N/A                                N/A                        N/A
Small-Cap Growth Fund                            N/A                                N/A                        N/A
Enhanced Equity Fund                             N/A                                N/A                        N/A
Emerging Markets Fund                         11,110                              3,703                     14,813
International Developed Fund                  30,344                             10,115                     40,459
Balanced Fund                                 31,059                             10,353                     41,412
Renaissance Fund                           2,915,900                            971,967                  3,887,867
Growth Fund                                2,289,943                          4,096,648                 16,386,591
Target Fund                                7,280,959                          2,426,986                  9,707,945
Opportunity Fund                           4,372,132                          1,457,378                  5,829,510
Innovation Fund                            1,376,218                            458,740                  1,834,958
International Fund                         1,066,082                            355,361                  1,421,443
International Growth Fund                        N/A                                N/A                        N/A
Precious Metals Fund                         136,174                             45,391                    181,565
Tax Exempt Fund                              292,107                             97,369                    389,476

         The Trust did not offer Class C shares in fiscal years prior to the fiscal year ended June 30, 1997. For the fiscal year ended September 30, 1996, PAF paid the Distributor an aggregate of $41,704,155 pursuant to a Distribution and Servicing Plan applicable to the Class C shares of PAF (the "PAF Class C Plan"), which is similar to the Class C Plan of the Trust. Such payments were allocated among the predecessors of the following Funds (each of which was formerly a series of PAF Fund which reorganized as a series of the Trust on January 17, 1997) as follows:
                                               Year Ended
                                             Sept. 30, 1996
                                             --------------

Renaissance Fund                                $ 1,965,449
Growth Fund                                      13,593,775
Target Fund                                       8,684,223
Opportunity Fund                                  7,455,633
Innovation Fund                                     899,377
International Fund                                1,858,512
Precious Metals Fund                                430,849
Tax Exempt Fund                                     499,738

         The remainder of the total payments made under the PAF Class C Plan for such fiscal years was allocated among other series of PAF which either merged with Funds of the Trust or merged with/reorganized as series of PIMS, an affiliated mutual fund family, in transactions which took place on January 17, 1997.

         From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As noted above, Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in effect prior to January 17, 1997 in respect of series of PAF that were predecessors of certain of the Funds listed below. The remaining Funds did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1998, such expenses were approximately $11,946,000 in excess of payments under the Class A Plan, $22,563,000 in excess of payments under the Class B Plan and $2,252,000 in excess of payments under the Class C Plan.

         The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 1998 was as follows:

Fund                                          Class A               Class B          Class C
----                                          -------               -------          -------
Balanced Fund                               $ 114,354             $ 311,366           $ 4,119
Capital Appreciation Fund                     864,192             1,414,624            34,818
Emerging Markets Fund                           5,052                13,321               569
Equity Income Fund                            153,514               524,983            11,208
Growth Fund                                 2,217,715             2,796,317           905,533
Innovation Fund                             1,055,088             2,811,646           106,466
International Developed Fund                   58,174               105,611             3,110
International Fund                            216,026               322,227            68,277
Mid-Cap Growth Fund                           677,693             2,930,058            68,372
Opportunity Fund                            2,412,474                    --           243,645
Precious Metals Fund                           43,292               132,484             6,856
Renaissance Fund                            1,010,427             3,479,893           228,385
Small-Cap Value Fund                          889,489             3,634,823            63,450
Target Fund                                 1,969,040             2,846,350           464,235
Value Fund                                    259,521             1,239,508            42,959


         The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 1998, was as follows:

Fund                                             Class A              Class B             Class C
----                                             -------              -------             -------
Balanced Fund                                    1.19%                3.47%               0.05%
Capital Appreciation Fund                        1.19                 3.47                0.05
Emerging Markets Fund                            1.19                 3.47                0.05
Equity Income Fund                               1.19                 3.47                0.05
Growth Fund                                      1.19                 3.47                0.05
Innovation Fund                                  1.19                 3.47                0.05
International Developed Fund                     1.19                 3.47                0.05
International Fund                               1.19                 3.47                0.05
Mid-Cap Growth Fund                              1.19                 3.47                0.05
Opportunity Fund                                 1.19                 --                  0.05
Precious Metals Fund                             1.19                 3.47                0.05
Renaissance Fund                                 1.19                 3.47                0.05
Small-Cap Value Fund                             1.19                 3.47                0.05
Target Fund                                      1.19                 3.47                0.05
Value Fund                                       1.19                 3.47                0.05

DISTRIBUTION AND ADMINISTRATIVE SERVICES PLANS FOR ADMINISTRATIVE CLASS SHARES

         The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund and Portfolio. The Trust also has adopted a Distribution Plan (together with the Administrative Services Plan, the "Administrative Plans") with respect to the Administrative Class shares of each Fund and Portfolio except the Emerging Markets, Capital Appreciation and Small-Cap Growth Funds, which are not subject to such Distribution Plan.

         Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds or Portfolios. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund or Portfolio; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

         Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund or Portfolio, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

         The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets.

         Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees ("disinterested Administrative Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

         Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Class Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

         Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

         Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as "service fees" and therefore will not be limited by NASD rules.

PAYMENTS PURSUANT TO THE ADMINISTRATIVE PLANS

         For the fiscal years ended June 30, 1998 and June 30, 1997, the Trust paid qualified service providers an aggregate of $502,216 and $132,422, respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan.

         Of these aggregate totals, $362,416 and $111,468, respectively, were paid pursuant to the Administrative Services Plan and/or the Administrative Distribution Plan for the Funds listed below and were allocated as follows:

                                                         YEAR ENDED                YEAR ENDED
FUND                                                       06/30/98                  06/30/97
----                                                       --------                  --------
Equity Income Fund                                          $25,885                   $16,938
Value Fund                                                   11,304                         0
Small-Cap Value Fund                                         22,930                    12,276
Core Equity Fund                                            211,557                    79,366
Mid-Cap Equity Fund                                           1,846                         0
Mid-Cap Growth Fund                                          64,116                     4,723
Micro-Cap Growth Fund                                         8,918                     1,898
Enhanced Equity Fund                                          9,207                         0
International Developed Fund                                  6,653                    13,205

         The additional portions of the aggregate totals, $139,800 and $4,016, respectively, were paid pursuant to the Administrative Services Plan only for the Capital Appreciation, Emerging Markets and Small-Cap Growth Funds, and were allocated among these Funds as follows (Administrative Class shares of the Portfolios were initially offered beginning March 8, 1999):

                                                         YEAR ENDED                YEAR ENDED
FUND                                                       06/30/98                  06/30/97
----                                                       --------                  --------
Capital Appreciation Fund                                  $137,462                    $3,297
Emerging Markets Fund                                         1,802                       582
Small-Cap Growth Fund                                           536                       137

         The remaining Funds did not make payments under either Administrative Plan. The Administrative Plans were not in effect in prior fiscal years.

PLAN FOR CLASS D SHARES

         As described above under "Management of the Trust - Fund
Administrator," the Trust's Administration Agreement includes a plan (the "Class D Plan") adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to .25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

         Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers ("Service Organizations")) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations ("Special Class D Services"): (i) facilities for placing orders directly for the purchase of a Fund's Class D shares and tendering a Fund's Class D shares for redemption; (ii) advertising with respect to a Fund's Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

         The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor.

         The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator's and the Distributor's expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares.

         In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and
(ii) those Trustees ("disinterested Class D Plan Trustees") who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

         With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

         Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. "Service fees," defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as "service fees" and therefore will not be limited by NASD rules.

PURCHASES, EXCHANGES AND REDEMPTIONS

         Purchases, exchanges and redemptions of the Trust's shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the headings "How to Buy Shares," "Exchange Privilege," and "How to Redeem," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the headings "Purchase of Shares," "Redemption of Shares," and "Net Asset Value."

         Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

         One or more classes of shares of the Funds and Portfolios may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund or Portfolio, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund or Portfolio may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

         As described in the Class A, B, and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the caption "Exchange Privilege," and in the Institutional Prospectus and the Institutional Portfolio Prospectus under the caption "Redemption of Shares," a shareholder may exchange shares of any Fund or Portfolio for shares of the same class of any other Fund or Portfolio of the Trust that is available for investment, or any series of PIMS, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund or Portfolio. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder's investment in the first Fund as described in the Class A, B and C Prospectus and the Retail Portfolio Prospectus under "Alternative Purchase Arrangements." With respect to Class B or Class C shares, or Class A shares subject to a contingent deferred sales charge, if less than all of an investment is exchanged, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund or Portfolio from which the exchange was made. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss.

         Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

         An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust currently limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund or Portfolio, subsequently exchanges those shares for shares of a different Fund or Portfolio and then exchanges back into the originally purchased Fund or Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund or Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectus.

         The Trust reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the SEC, or that Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund or Portfolio not reasonably practicable.

         The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds and Portfolios, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund or Portfolio.

         Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $250 for Class A, Class B and Class C shares, $2,000 for Class D shares, and $100,000 with respect to Institutional Class and Administrative Class shares. The Prospectuses may set forth higher minimum account balances for one or more classes from time to time depending upon the Trust's current policy. An investor will be notified that the value of the account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Trust's Agreement and Declaration of Trust, as amended and restated (the "Declaration of Trust"), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds and Portfolios may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

         Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

         There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

         The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Portfolios invest exclusively in Institutional Class shares of Underlying PIMCO Funds, they generally do not pay brokerage commissions and related costs, but do indirectly bear a proportionate share of these costs incurred by the Underlying PIMCO Funds in which they invest.

         For the fiscal years ended June 30, 1998, June 30, 1997 and June 30, 1996 (the fiscal year ended June 30, 1996 being an eight-month period), the following amounts of brokerage commissions were paid by the Funds:

                                                YEAR           YEAR           PERIOD
                                                ENDED          ENDED           ENDED
FUND                                           6/30/98        6/30/97         6/30/96
----                                         ----------      ---------       ---------
Equity Income Fund                             $239,458       $161,012        $221,694
Value Fund                                      437,002        203,403          65,062
Small-Cap Value Fund                            810,211        146,551          74,170
Capital Appreciation Fund                     1,384,393        889,931         467,569
Mid-Cap Growth Fund                           1,115,609        634,436         382,764
Micro-Cap Growth Fund                           237,969        315,009         124,194
Small-Cap Growth Fund                            71,734        113,103          76,333
Enhanced Equity Fund                             61,193        196,460         114,363
Emerging Markets Fund                           238,241        591,312         622,328
International Developed Fund                    326,193        498,041         306,741
Balanced Fund                                    91,788        197,598          95,606
Core Equity Fund                                219,194        114,173          54,049
Mid-Cap Equity Fund                              44,404         31,940          16,691
Renaissance Fund*                             2,539,296        717,040             N/A
Growth Fund*                                  4,154,740      2,632,126             N/A
Target Fund*                                  5,577,623      2,584,198             N/A
Opportunity Fund*                             1,345,809      1,187,818             N/A
Innovation Fund*                                412,457        224,529             N/A
International Fund*                             785,827        748,412             N/A
International Growth Fund**                      26,179            N/A             N/A
Precious Metals Fund*                            98,635         81,251             N/A
Tax Exempt Fund*                                    N/A              0             N/A
                                                    ---         ------             ---
TOTAL                                       $20,217,955    $12,268,343      $2,624,832


___________________

* Amounts for the year ending June 30, 1997 are for the period 1/18/97 through 6/30/97.
**Amounts for the year ended June 30, 1998 are for the period from 12/31/97 through 6/30/98.

           For the fiscal period ended January 17, 1997 and the fiscal year ended September 30, 1996, the following amounts of brokerage commissions were paid by the predecessors of the Funds listed below (each of which was a series of PAF during such periods and reorganized as a Fund of the Trust on January 17,
1997):

                                                   10/1/96         YEAR
                                                     TO            ENDED
FUND                                               1/17/97        9/30/96
----                                               -------        -------
Renaissance Fund                                   $ 363,501      $ 993,617
Growth Fund                                        1,064,573      2,985,777
Target Fund                                        1,375,601      3,080,238
Opportunity Fund                                     505,221      1,757,263
Innovation Fund                                      105,556        228,473
International Fund                                   393,808      1,530,476
Precious Metals Fund                                  53,096         79,838
Tax Exempt Fund                                            0              0
                                                  ----------      ---------

TOTAL                                             $3,861,356    $10,655,682

           It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

           In reliance on the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with "brokerage and research services" (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

           Consistent with the Rules of the NASD and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Advisers may also consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

           The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

           Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker which is not an "associated person" of the affiliated broker-dealer, and if there is in effect a written contract between the Adviser or Sub-Adviser and the Trust expressly permitting the affiliated broker-dealer to receive and retain such compensation.

           SEC rules further require that commissions paid to such an affiliated broker-dealer, the Adviser, or Sub-Adviser by a Fund on exchange transactions not exceed "usual and customary brokerage commissions." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

PORTFOLIO TURNOVER

           Except as described in the Prospectuses, the Adviser and Sub-Advisers manage the portfolios of the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains are generally taxed to shareholders at ordinary income tax rates. See "Taxation."

           The portfolio turnover rate of a Fund or Portfolio is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund or Portfolio during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and
(b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

           In connection with the change in Sub-Advisers of the Renaissance, Growth, Target, Opportunity and Innovation Funds, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Management of the Trust--Portfolio Management Agreements."

                                NET ASSET VALUE

           As indicated in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the heading "How Net Asset Value is Determined", and in the Institutional Prospectus and Institutional Portfolio Prospectus under the heading "Net Asset Value," the Trust's net asset value per share for the purpose of pricing purchase and redemption orders is determined on each day the New York Stock Exchange is open as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the Exchange. The Trust expects that the holidays upon which the Exchange will be closed are as follows:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

           The values of portfolio securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets in European and Pacific Basin countries are normally completed well before 4:00 p.m. (Eastern time). In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which net asset value of these Funds is not calculated. The calculation of the net asset value of certain Funds that invest in foreign securities may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. If events materially affecting the values of portfolio securities occur between the time their prices are determined and 4:00 p.m. (Eastern time), these securities will be valued at fair value as determined by the Adviser or a Sub-Adviser and approved in good faith by the Board of Trustees.

                                   TAXATION

           The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund or Portfolio.

           Each Fund and Portfolio intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund and Portfolio generally must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies ("Qualifying Income Test") and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's or Portfolio's total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's or Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund or Portfolio controls and which are engaged in the same, similar or related trades or businesses. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund and Portfolio must distribute each taxable year the sum of
(i) at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and (ii) 90% of its tax exempt interest, net of expenses allocable thereto. By qualifying as a regulated investment company, each Fund and Portfolio will not be subject to federal income taxes to the extent that its net investment income, net short-term capital gains and net long-term capital gains are distributed. In addition, the Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would not constitute qualifying income for purposes of the Qualifying Income Test if such gains are not directly related to investing in securities (or options and futures with respect to stock or securities). To date, such regulations have not been issued.

           In years when a Fund or Portfolio distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder's basis in the shares.

           The proper tax treatment of income or loss realized by the Precious Metals Fund from the retirement or sale of a Metal-Indexed Note is unclear. The Precious Metals Fund will report such income or loss as capital or ordinary income or loss in a manner consistent with any Internal Revenue Service position on the subject following the publication of such a position. Gain or loss from the sale or exchange of preferred stock indexed to the price of a natural resource is expected to be capital gain or loss to the Precious Metals Fund.

DISTRIBUTIONS

           As a regulated investment company, each Fund and Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund or Portfolio as capital gain dividends, if any, that it distributes to shareholders on a timely basis. Each Fund and Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund or Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund and Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund or Portfolio in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund or Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, each Fund and Portfolio intends to make its distributions in accordance with the calendar year distribution requirement.

           The tax status of each Fund and Portfolio and the distributions which it may make are summarized in the Class A, B and C Prospectus, the Class D Prospectus and the Retail Portfolio Prospectus under the captions "Distributions" and "Taxes", and in the Institutional Prospectus and Institutional Portfolio Prospectus under the caption "Dividends, Distributions and Taxes." All dividends and distributions of a Fund or Portfolio, whether received in shares or cash, are taxable and must be reported on each shareholder's federal income tax return. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.

           A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

           Distributions of net capital gains, if any, designated as capital gain dividends, are taxable as long-term capital gains (generally subject to a 20% tax rate for shareholders who are individuals), regardless of how long the shareholder has held a Fund's or Portfolio's shares and are not eligible for the dividends received deduction. Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. A Portfolio will not be able to offset gains realized by one Fund in which such Portfolio invests against losses realized by another Fund in which such Portfolio invests. A Portfolio's use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. A Fund's investment in other investment companies could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

           Dividends and distributions on shares of a Fund or Portfolio are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's or Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund or Portfolio reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's or Portfolio's net asset value also reflects unrealized losses.

SALES OF SHARES

           Upon the disposition of shares of a Fund or Portfolio (whether by redemption, sale or exchange), a shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term generally depending upon the shareholder's holding period for the shares. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Depending on a Portfolio's percentage ownership in an Underlying PIMCO Fund both before and after a redemption, a Portfolio's redemption of shares of such Fund may cause the Portfolio to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Portfolio's tax basis in the shares of the Underlying PIMCO Fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This could cause shareholders of a Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying PIMCO Funds directly.

BACKUP WITHHOLDING

           A Fund or Portfolio may be required to withhold 31% of all taxable distributions payable to shareholders who fail to provide the Fund or Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal tax liability.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS

           To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including the Portfolios.

PASSIVE FOREIGN INVESTMENT COMPANIES

           Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

FOREIGN CURRENCY TRANSACTIONS

           A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

FOREIGN TAXATION

           Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser and each Sub-Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, shareholders must hold their shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

           Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund's income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although a Portfolio may itself be entitled to a deduction for such taxes paid by an Underlying PIMCO Fund in which the Portfolio invests, the Portfolio will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies may not be able to pass any such credit or deduction for taxes paid by the underlying investment company through to its own shareholders.

ORIGINAL ISSUE DISCOUNT

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for U.S. federal income tax purposes.

           Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

           Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.

OTHER TAXATION

         Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, are not deductible by those regulated investment companies for purposes of calculating the income of certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). The shareholder's pro rata portion of such expenses will be treated as income to the shareholder and will be deductible by the shareholder, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

         Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state's income tax ("qualifying federal obligations"). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund and Portfolio will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund and Portfolio qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund or Portfolio will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund or Portfolio.


                               OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund or Portfolio, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or Portfolio.

PERFORMANCE INFORMATION

         Performance information is computed separately for each class of a Fund or Portfolio. Each Fund and Portfolio may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Renaissance and Balanced Funds and the 30/70 Portfolio may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund and Portfolio may from time to time include in advertisements the total return of each class (and yield of each class in the case of the Renaissance and Balanced Funds and the 30/70 Portfolio) and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund's or Portfolio's net asset values and public offering prices will separately present each class of shares. The Funds and Portfolios also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

CALCULATION OF YIELD

         Quotations of yield for certain of the Funds and Portfolios will be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)/6/ -1]
                                    cd

         where    a = dividends and interest earned during the period,

                  b = expenses accrued for the period (net of reimbursements),

                  c = the average daily number of shares outstanding during
                      the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.


         For the one month period ended December 31, 1998, the yields of the Balanced Fund and Renaissance Fund were as follows (Class D shares were not offered during the period listed):

                         INSTITUTIONAL   ADMINISTRATIVE
FUND                         CLASS            CLASS        CLASS A    CLASS B     CLASS C     CLASS D
----                         -----            -----        -------    -------     -------     -------
Balanced Fund                2.48%             N/A          1.96%      1.31%       1.30%         N/A

Renaissance Fund             0.39%            0.29%         0.01%     -0.75%      -0.75%       -0.01%

         The yield of a Fund or Portfolio will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or Portfolio or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund's or Portfolio's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund's or Portfolio's various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

         The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

CALCULATION OF TOTAL RETURN

         Quotations of average annual total return for a Fund or Portfolio, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund, Portfolio or class over periods of one, five, and ten years (up to the life of the Fund or Portfolio), calculated pursuant to the following formula: P (1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund, Portfolio or class expenses on an annual basis, and assume that
(i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds and Portfolios may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

         The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended December 31, 1998. For periods prior to the "Inception Date" of a particular class of a Fund's shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.


       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998*

------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
                                                                 SINCE
                                                               INCEPTION      INCEPTION    INCEPTION
       FUND             CLASS**        1 YEAR     5 YEARS       OF FUND        DATE OF      DATE OF
                                                              (ANNUALIZED)       FUND         CLASS
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Equity Income          Institutional    8.37%      17.83%        16.51%       03/08/91     03/08/91
                      Administrative    8.12%      17.54%        16.22%                    11/30/94
                             Class A    2.09%      16.07%        15.22%                    1/20/97
                             Class B    2.52%      16.30%        15.20%                    1/20/97
                             Class C    6.36%      16.53%        15.21%                    1/20/97
                             Class D    8.07%      17.39%        16.06%                    4/8/98
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Value                  Institutional    10.17%     17.39%        16.74%       12/30/91     12/30/91
                      Administrative    9.77%      17.10%        16.45%                    8/21/97
                             Class A    3.72%      15.62%        15.35%                    1/13/97
                             Class B    4.14%      15.86%        15.43%                    1/13/97
                             Class C    8.06%      16.08%        15.43%                    1/13/97
                             Class D    9.86%      16.96%        16.30%                    4/8/98
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Small-Cap Value        Institutional   -9.16%      13.62%        14.78%       10/1/91      10/1/91
                      Administrative   -9.37%      13.33%        14.49%                    11/1/95
                             Class A  -14.46%      11.90%        13.44%                    1/20/97
                             Class B  -14.50%      12.08%        13.48%                    1/20/97
                             Class C  -11.06%      12.33%        13.48%                    1/20/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Capital                Institutional   17.59%      21.32%        19.74%       3/8/91       3/8/91
Appreciation          Administrative   17.26%      21.02%        19.45%                    7/31/96
                             Class A   10.73%      19.49%        18.42%                    1/20/97
                             Class B   11.33%      19.78%        18.40%                    1/20/97
                             Class C   15.32%      19.96%        18.40%                    1/20/97
                             Class D   17.14%      20.84%        19.27%                    4/8/98
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Mid-Cap Growth         Institutional    7.93%      19.08%        18.23%       8/26/91      8/26/91
                      Administrative    7.81%      18.81%        17.95%                    11/30/94
                             Class A    1.55%      17.27%        16.85%                    1/13/97
                             Class B    1.66%      17.52%        16.89%                    1/13/97
                             Class C    5.66%      17.73%        16.89%                    1/13/97
                             Class D    7.80%      18.68%        17.81%                    4/8/98
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Micro-Cap Growth       Institutional   -3.88%      17.50%        19.21%       6/25/93      6/25/93
                      Administrative   -4.08%      17.21%        18.92%                    4/1/96
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Small-Cap Growth       Institutional   -8.50%      10.66%        18.44%       1/7/91       1/7/91
                      Administrative   -8.89%      10.49%        18.22%                    9/27/95
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Enhanced Equity        Institutional   26.51%      21.82%        17.39%       2/11/91      2/11/91
                      Administrative   26.14%      21.50%        17.09%                    8/21/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------

------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Emerging               Institutional   -27.39%      -9.66%       -1.08%       6/1/93       6/1/93
Markets               Administrative   -27.65%      -9.94%       -1.37%                    11/1/94
                             Class A   -31.68%     -11.04%       -2.46%                    1/20/97
                             Class B   -31.80%     -11.02%       -2.35%                    1/20/97
                             Class C   -28.93%     -10.69%       -2.19%                    1/20/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
International          Institutional    23.92%      10.88%       10.87%       6/8/93       6/8/93
Developed             Administrative    23.41%      10.57%       10.57%                    11/30/94
                             Class A    16.80%       9.22%        9.34%                    1/20/97
                             Class B    17.34%       9.33%        9.49%                    1/20/97
                             Class C    21.43%       9.62%        9.62%                    1/20/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
International          Institutional    39.40%        N/A        39.40%       12/31/97     12/31/97
Growth
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Balanced               Institutional    12.23%      14.25%       13.43%       6/25/92      6/25/92
                             Class A     5.67%      12.50%       11.99%                    1/20/97
                             Class B     6.28%      12.72%       12.14%                    1/20/97
                             Class C    10.04%      12.97%       12.16%                    1/20/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Core Equity            Institutional    41.06%       N/A         27.77%       12/28/94     12/28/94
                      Administrative    40.47%       N/A         27.41%                    5/31/95
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Mid-Cap Equity         Institutional    29.89%       N/A         23.53%       12/28/94     12/28/94
                      Administrative    29.56%       N/A         23.23%                    8/21/97
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Value 25               Institutional     N/A         N/A         -14.51%      7/10/98      7/10/98
                             Class A     N/A         N/A         -19.36%                   7/10/98
                             Class B     N/A         N/A         -19.22%                   7/10/98
                             Class C     N/A         N/A         -15.76%                   7/10/98
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Structured             Institutional     N/A         N/A         -7.04%       6/30/98      6/30/98
Emerging Markets
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------
Tax-Efficient          Institutional     N/A         N/A         -5.37%       6/30/98      6/30/98
Structured
Emerging Markets
------------------- ----------------- ----------- ---------- ---------------- ------------ ------------

     * Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

     ** For all Funds listed above, Class A, Class B, Class C, Class D and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), and may be paid by Class D (at a maximum rate of .25% per annum) and (ii) administrative fee charges associated with Class A, Class B and Class C shares (a maximum differential of .15% per annum) and Class D shares (a maximum differential of 0.40% per annum).

         The table below sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Tax-Efficient Equity Fund, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended December 31, 1998. Accordingly, "Inception Date of Fund" for these Funds refers to the inception date of the PAF predecessor series. Since Class C shares were offered since the inception of each PAF series, total return presentations for periods prior to the Inception Date of the other classes (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) are based on the historical performance of Class C shares, adjusted to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees and administrative fee charges. As described below, performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares.

       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998*

------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
                                                                                    SINCE        INCEPTION      INCEPTION
                                                                                  INCEPTION     DATE OF FUND  DATE OF CLASS
       FUND           CLASS***         1 YEAR        5 YEARS       10 YEARS        OF FUND
                                                                                (ANNUALIZED)
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
  Renaissance**           Class A      5.37%          17.17%      14.14%(#)       13.80%(#)       4/18/88        2/1/91
                          Class B      5.73%          17.39%        13.92%         13.53%                        5/22/95
                          Class C      9.76%          17.62%        13.93%         13.54%                        4/18/88
                          Class D    11.66%(#)      18.52%(#)     14.79%(#)       14.40%(#)                      4/8/98
                    Institutional    11.83%(#)      18.93%(#)     15.22%(#)       14.83%(#)                     12/30/97
                    Administrative   11.57%(#)      18.64%(#)     14.93%(#)       14.54%(#)                      8/31/98
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
      Growth              Class A      32.24%         19.82%      18.77%(#)       18.40%(#)       2/24/84       10/26/90
                          Class B      33.88%         20.08%        18.57%         17.98%                        5/23/95
                          Class C      37.90%         20.27%        18.57%         17.98%                        2/24/84
                    Institutional    40.45%(#)      21.64%(#)     19.93%(#)       19.32%(#)                      4/1/99
                    Administrative   40.11%(#)      21.34%(#)     19.63%(#)       19.03%(#)                      4/1/99
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
      Target              Class A      17.32%         16.76%         N/A           18.27%         12/17/92      12/17/92
                          Class B      18.27%         16.99%         N/A           18.48%                        5/22/95
                          Class C      22.27%         17.20%         N/A           18.48%                       12/17/92
                    Institutional    24.62%(#)      18.56%(#)        N/A          19.84%(#)                      4/1/99
                    Administrative   24.31%(#)      18.27%(#)        N/A          19.55%(#)                      4/1/99
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
   Opportunity            Class A      -3.62%         7.30%       18.03%(#)       16.79%(#)       2/24/84       12/17/90
                          Class B      -2.82%         7.51%         17.84%         16.39%                        4/1/99
                          Class C      0.47%          7.73%         17.84%         16.39%                        2/24/84
                    Institutional     2.46%(#)       8.97%(#)     19.19%(#)       17.71%(#)                      4/1/99
                    Administrative    2.20%(#)       8.70%(#)     18.90%(#)       17.42%(#)                      4/1/99
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
    Innovation            Class A      69.54%          N/A           N/A           34.67%         12/22/94      12/22/94
                          Class B      73.02%          N/A           N/A           35.35%                        5/22/95
                          Class C      77.13%          N/A           N/A           35.55%                       12/22/94
                          Class D      79.65%          N/A           N/A           36.63%                        4/8/98
                    Institutional    80.13%(#)         N/A           N/A          37.09%(#)                      3/5/99
                    Administrative   79.70%(#)         N/A           N/A          36.75%(#)                      Not yet
                                                                                                                 offered
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
 International**          Class A      3.30%          2.18%        6.58%(#)       6.74%(#)        8/25/86        2/1/91
                          Class B      3.39%          2.22%         6.38%           6.42%                        5/22/95
                          Class C      7.30%          2.53%         6.37%           6.41%                        8/25/86
                    Institutional     9.68%(#)       3.74%(#)      7.61%(#)       7.65%(#)                       9/30/98
                    Administrative    9.10%(#)       3.43%(#)      7.31%(#)       7.36%(#)                       9/30/98
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------

------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
Precious Metals**      Class A        -12.50%        -17.02%      -5.64%(#)       -6.01%(#)       10/10/88       2/1/91
                       Class B        -13.00%        -17.10%        -5.86%         -6.25%                        6/15/95
                       Class C         -9.61%        -16.81%        -5.88%         -6.26%                       10/10/88
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------
Tax-Efficient          Class A          N/A            N/A           N/A           -0.47%         7/10/98        7/10/98
Equity                 Class B          N/A            N/A           N/A           -0.10%                        7/10/98
                       Class C          N/A            N/A           N/A            3.90%                        7/10/98
                       Class D          N/A            N/A           N/A            5.30%                        7/10/98
                    Administrative      N/A            N/A           N/A          5.30%(#)                       9/30/98
------------------- -------------- --------------- ------------- ------------- ---------------- ------------- --------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

** The investment objective and policies of the Renaissance Fund and International Fund were changed effective February 1, 1992 and September 1, 1992, respectively. The investment objective and policies of the Precious Metals Fund were changed effective November 15, 1994. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

*** Class A, Class B, Class D, Institutional Class and Administrative Class total return presentations for the Funds listed for periods prior to the Inception Date of the particular class of a Fund (with the exception of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class shares of the Tax-Efficient Equity Fund) reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum) and Class A and the Administrative Class (at a maximum rate of .25% per annum), may be paid by Class D (at a maximum rate of .25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class C charges for the Institutional and Administrative Classes (a maximum differential of .15% per annum) and higher for Class D (a maximum differential of .25% per annum). (Administrative fee charges are the same for Class A, B and C shares.) Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Innovation Fund, Institutional Class and Administrative Class shares of the Target Fund and Administrative Class Shares of the Tax-Efficient Equity Fund are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares. Under the current fee structure, the Growth Fund, Target Fund, Opportunity Fund and International Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

(#) WHERE NOTED, THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF THE NOTED CLASSES OF THE NOTED FUNDS RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS C OR CLASS A SHARE PERFORMANCE (I.E., THE OLDER CLASS USED FOR PRIOR PERIODS) WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

               TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

            (with no adjustment for operating expenses of the noted
              classes for periods prior to their inception dates)

              ------------------ ---------------- ---------- ---------- ------------ -----------------
                                                                                     SINCE INCEPTION
                                                                                         OF FUND
                    FUND              CLASS        1 YEAR     5 YEARS    10 YEARS      (ANNUALIZED)
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Renaissance                Class A     --         --        13.96%          13.57%
                                         Class D   11.45%     17.77%      14.00%          13.61%
                                   Institutional   11.83%     17.86%      14.04%          13.65%
                                  Administrative   10.90%     17.66%      13.95%          13.55%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Growth                     Class A     --         --        18.61%          18.00%
                                   Institutional   38.90%     20.27%      18.57%          17.98%
                                  Administrative   38.90%     20.27%      18.57%          17.98%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Target               Institutional   24.15%     18.09%        --            19.38%
                                  Administrative   24.15%     18.09%        --            19.38%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Opportunity                Class A     --         --        17.86%          16.40%
                                   Institutional    1.29%      7.73%      17.84%          16.39%
                                  Administrative    1.29%      7.73%      17.84%          16.39%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Innovation           Institutional   79.41%       --          --            36.58%
                                  Administrative   79.41%       --          --            36.58%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              International              Class A     --         --         6.42%          6.45%
                                   Institutional    8.73%      2.61%       6.41%          6.45%
                                  Administrative    8.36%      2.54%       6.38%          6.42%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Precious Metals            Class A     --         --        -5.79%          -6.18%
              ------------------ ---------------- ---------- ---------- ------------ -----------------
              Tax-Efficient       Administrative     --         --          --            5.30%
              Equity
              ------------------ ---------------- ---------- ---------- ------------ -----------------


         The following table sets forth the average annual total return of each class of shares of the Portfolios for periods ended December 31, 1998. Total return presentations for periods prior to the Inception Date of Institutional Class and Administrative Class shares are based on the historical performance of Class A shares (which were offered since the inception of the Portfolios), adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares and any different operating expenses associated with these newer classes, such as lower 12b-1 distribution and servicing fees and/or administrative fee charges.

       AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998*

          ------------------- --------------- ------------ ----------------- -------------- --------------
                                                           SINCE INCEPTION     INCEPTION      INCEPTION
                                                             OF PORTFOLIO       DATE OF     DATE OF CLASS
              PORTFOLIO          CLASS**        1 YEAR       (ANNUALIZED)      PORTFOLIO
          ------------------- --------------- ------------ ----------------- -------------- --------------
           90/10 Portfolio           Class A      N/A           7.97%           9/30/98        9/30/98
                                     Class B      N/A           9.09%                          9/30/98
                                     Class C      N/A           13.09%                         9/30/98
                               Institutional      N/A         14.39%(#)                        3/1/99
                              Administrative      N/A         14.32%(#)                        3/1/99
          ------------------- --------------- ------------ ----------------- -------------- --------------
           60/40 Portfolio           Class A      N/A           4.04%           9/30/98        9/30/98
                                     Class B      N/A           4.94%                          9/30/98
                                     Class C      N/A           8.94%                          9/30/98
                               Institutional      N/A         10.22%(#)                        3/1/99
                              Administrative      N/A         10.15%(#)                        3/1/99
          ------------------- --------------- ------------ ----------------- -------------- --------------
           30/70 Portfolio           Class A      N/A           0.21%           9/30/98        9/30/98
                                     Class B      N/A           0.80%                          9/30/98
                                     Class C      N/A           4.76%                          9/30/98
                               Institutional      N/A          6.17%(#)                        3/1/99
                              Administrative      N/A          6.10%(#)                        3/1/99
          ------------------- --------------- ------------ ----------------- -------------- --------------

* Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Portfolio Prospectus.

*** Institutional Class and Administrative Class total return presentations for the Portfolios for periods prior to the Inception Date of these classes reflect the prior performance of Class A shares, adjusted to reflect that there are no sales charges associated with Institutional Class and Administrative Class shares. The adjusted performance also reflects any different operating expenses associated with the newer classes. These include (i) 12b-1 distribution and servicing fees, which are the same for Class A and the Administrative Class but are not paid by the Institutional Class and (ii) administrative fee charges, which are lower than Class A charges for the Institutional and Administrative Classes (a differential of .30% per annum).

(#) WHERE NOTED, THE METHOD OF ADJUSTMENT USED IN THE TABLE ABOVE FOR PERIODS PRIOR TO THE INCEPTION DATE OF THE NOTED CLASSES OF THE PORTFOLIOS RESULTED IN PERFORMANCE FOR THE PERIOD SHOWN WHICH IS HIGHER THAN IF THE HISTORICAL CLASS A SHARE PERFORMANCE WERE NOT ADJUSTED TO REFLECT THE LOWER OPERATING EXPENSES OF THE NEWER CLASS. The following table shows the lower performance figures that would be obtained if the performance for the newer classes with lower operating expenses were calculated by essentially tacking to such classes' actual performance the actual performance (with adjustment for actual sales charges) of Class A shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of Class A shares adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

                        TOTAL RETURN FOR PERIODS ENDED
                     DECEMBER 31, 1998 (with no adjustment
                      for operating expenses of the noted
              classes for periods prior to their inception dates)

               ------------------- --------------- ------------- ----------------
                                                                      SINCE
                                                                    INCEPTION
                   PORTFOLIO          CLASS**         1 YEAR      OF PORTFOLIO
                                                                  (ANNUALIZED)
               ------------------- --------------- ------------- ----------------
                90/10 Portfolio     Institutional      N/A           14.24%
                                   Administrative      N/A           14.24%
               ------------------- --------------- ------------- ----------------
                60/40 Portfolio     Institutional      N/A           10.07%
                                   Administrative      N/A           10.07%
               ------------------- --------------- ------------- ----------------
                30/70 Portfolio     Institutional      N/A            6.02%
                                   Administrative      N/A            6.02%
               ------------------- --------------- ------------- ----------------

         Performance information for a Fund or Portfolio may also be compared to: (i) the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index, the Morgan Stanley Capital International Emerging Markets Free Index, the International Finance Corporation Emerging Markets Index, the Baring Emerging Markets Index, or other unmanaged indexes that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indexes (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs or expenses. The Adviser and any of the Sub-Advisers may also report to shareholders or to the public in advertisements concerning the performance of the Adviser and/or the Sub-Advisers as advisers to clients other than the Trust, and on the comparative performance or standing of the Adviser and/or the Sub-Advisers in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds or Portfolios, the Adviser or the Sub-Advisers, should be considered in light of the Funds' or Portfolios' investment objectives and policies, characteristics and quality, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

         The total return of each class (and yield of each class in the case of the Renaissance and Balanced Funds and the 30/70 Portfolio) may be used to compare the performance of each class of a Fund's or Portfolio's shares against certain widely acknowledged standards or indexes for stock and bond market performance, against interest rates on certificates of deposit and bank accounts, against the yield on money market funds, against the cost of living (inflation) index, and against hypothetical results based on a fixed rate of return.

         The S&P's Composite Index of 500 Stocks (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 380 industrial, 10 transportation, 39 utilities and 71 financial services concerns. The S&P 500 represents about 73% of the market value of all issues traded on the New York Stock Exchange.

         The S&P's 400 Mid-Cap Index (the "S&P 400 Mid-Cap Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 400 stocks of companies whose capitalization range from $100 million to over $5 billion and which represent a wide range of industries. As of February 26, 1999, approximately 25% of the 400 stocks were stocks listed on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system, 73% were stocks listed on the New York Stock Exchange and 2% were stocks listed on the American Stock Exchange. The Standard & Poor's Midcap 400 Index P/TR consists of 400 domestic stocks chosen for market size (median market capitalization of $1.54 billion), liquidity and industry group representation. It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation, in size order.

     The NASDAQ-OTC Price Index (the "NASDAQ Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks relative to the base measure of 100.00 on February 5, 1971. The NASDAQ Index is composed entirely of common stocks of companies traded over-the-counter and often through the NASDAQ system. Only those over-the-counter stocks having only one market maker or traded on exchanges are excluded.

     The Russell 2000 Small Stock Index is an unmanaged index of the 2000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the U.S. equity market by capitalization. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Index represents the universe of stocks from which most active money managers typically select. This large cap index is highly correlated with the S&P 500. The Russell 1000 Value Index contains stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select.

     The Lehman Government Bond Index (the "SL Government Index") is a measure of the market value of all public obligations of the U.S. Treasury; all publicly-issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the SL Government Index.

     The Lehman Government/Corporate Bond Index (the "SL Government/Corporate Index") is a measure of the market value of approximately 5,000 bonds. To be included in the SL Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "Baa" or higher by an NRSRO.

     BanXquote Money Market, a service of Masterfund Inc., provides the average rate of return paid on 3-month certificates of deposit offered by major banks and the average rate paid by major banks on bank money market funds. The Donoghue Organization, Inc., a subsidiary of IBC USA Inc., publishes the Money Fund Report which lists the 7-day average yield paid on money market funds.

     From time to time, the Trust may use, in its advertisements or information furnished to present or prospective shareholders, data concerning the performance and ranking of certain countries' stock markets, including performance and ranking data based on annualized returns over one-, three-, five-and ten-year periods. The Trust may also use data about the portion of world equity capitalization represented by U.S. securities. As of December 31, 1998, the U.S. equity market capitalization represented approximately 40% of the equity market capitalization of all the world's markets. This compares with 52% in 1980 and 70% in 1972.

     From time to time, the Trust may use, in its advertisements and other information relating to certain of the Funds and Portfolios, data concerning the performance of stocks relative to that of fixed income investments and relative to the cost of living over various periods of time. The table below sets forth the annual returns for each calendar year from 1973 through 1998 (as well as a cumulative return and average annual return for this period) for the S&P 500 and Treasury bills (using the formula set forth after the table) as well as the rates of inflation (based on the Consumer Price Index) during such periods.

                                                                                            Consumer Price
Period                      S&P 500                     Treasury Bills                          Index
------                      -------                     --------------                   ------------------
1973                         -14.7                            6.9                                8.8
1974                         -26.5                            8.0                               12.2
1975                          37.2                            5.8                                7.0
1976                          23.8                            5.0                                4.8
1977                          -7.2                            5.1                                6.8
1978                           6.5                            7.2                                9.0
1979                          18.4                           10.4                               13.3
1980                          32.4                           11.2                               12.4
1981                          -4.9                           14.7                                8.9
1982                          21.4                           10.5                                3.8
1983                          22.5                            8.8                                3.8
1984                           6.3                            9.9                                3.9
1985                          32.2                            7.7                                3.8
1986                          18.5                            6.1                                1.1
1987                           5.2                            5.5                                4.4
1988                          16.8                            6.3                                4.4
1989                          31.5                            8.4                                4.6
1990                          -3.2                            7.8                                6.1
1991                          30.5                            5.6                                3.1
1992                           7.7                            3.5                                2.9
1993                          10.1                            2.9                                2.7
1994                           1.3                            3.9                                2.7
1995                          37.4                            5.6                                2.7
1996                          23.1                            5.2                                3.3
1997                          33.4                            5.3                                1.7
1998                          28.6                            4.9                                1.6

----------------------------------------------------------------------------------------------------------
Cumulative Return
1973-1998                  2,667.2%                         478.0%                             285.6%

----------------------------------------------------------------------------------------------------------
Average Annual Return
1973-1998                     13.6%                           7.0%                               5.3%

----------------------------------------------------------------------------------------------------------

     The average returns for Treasury bills were computed using the following method. For each month during a period, the Treasury bill having the shortest remaining maturity (but not less than one month) was selected. (Only the remaining maturity was considered; the bill's original maturity was not considered). The return for the selected Treasury bill was computed based on the price of the bill as of the last trading day of the previous month and the price on the last trading day of the current month. The price of the bill (P) at each time (t) is given by:

          Pt =     [ 1- rd ]
                   [    -- ]
                   [   360 ]
                  where,
                         r =   decimal yield on the bill at time t (the
                               average of bid and ask quotes); and
                         d =   the number of days to maturity as of time t.

     Advertisements and information relating to the Target Fund may use data comparing the performance of stocks of medium-sized companies to that of other companies. The following table sets forth the annual returns for each year from March 1981 (inception of Mid-Cap Index) through December 31, 1998 (as well as a cumulative return and average annual return for this period) for stocks of medium-sized companies (based on the Standard & Poor's Mid-Cap Index), stocks of small companies (based on the Russell 2000 Index) and stocks of larger companies (based on the S&P 500).

                                 Small                  Mid-Size                  Large
Period                         Companies                Companies               Companies
------                         ---------                ---------               ---------
1981 (2/28 -12/31)                1.8                      10.6                      -2.5
1982                             25.0                      22.7                      21.4
1983                             29.1                      26.1                      22.5
1984                             -7.3                       1.2                       6.3
1985                             31.1                      36.0                      32.2
1986                              5.7                      16.2                      18.5
1987                             -8.8                      -2.0                       5.2
1988                             24.9                      20.9                      16.8
1989                             16.2                      35.6                      31.5
1990                            -19.5                      -5.1                      -3.2
1991                             46.1                      50.1                      30.5
1992                             18.4                      11.9                       7.7
1993                             18.9                      14.0                      10.1
1994                             -1.8                      -3.6                       1.3
1995                             28.4                      30.9                      37.6
1996                             16.5                      19.2                      22.9
1997                             22.8                      32.3                      33.4
1998                             -2.6                      19.1                      28.6

------------------------------------------------------------------------------------------------
Cumulative Return
2/28/81-12/31/98                710.5%                  1,784.5%                  1,616.9%

------------------------------------------------------------------------------------------------
Average Annual Return
2/28/81-12/31/98                 12.4%                     17.9%                     17.3%

------------------------------------------------------------------------------------------------

     From time to time, the Trust may use, in its advertisements and other information relating to the Precious Metals Fund, data concerning the relevant performance and volatility of portfolios consisting of all stocks, portfolios consisting of all bonds and portfolios consisting of stocks and bonds blended with stocks of companies engaged in the extraction, processing, distribution or marketing of gold and other precious metals. The following table shows the annual returns for each calendar year from 1988 through 1998 (as well as cumulative return and average annual return for this period) for an all-stock portfolio (using the S&P 500), an all-bond portfolio (using the Salomon Brothers Long Term Corporate Bond Index), and for a hypothetical portfolio with 45% of its assets in stocks comprising the S&P 500, 45% in bonds comprising the Salomon Brothers Long Term Corporate Bond Index and 10% in stocks comprising the Philadelphia Gold & Silver Index.

         RETURN AND CUMULATIVE VALUES OF STOCKS, BONDS, SAVINGS RATES
          VS. BALANCED PORTFOLIO (ASSUMING REBALANCING AT YEAR-ENDS)
          ----------------------------------------------------------

                                ANNUAL RETURNS
                                --------------

                      Small Co.       S&P 500          LT Corp.
                       Stocks          Stocks           Bonds          T-Bills        Gold Index       Balanced*
                       ------          ------           -----          -------        ----------       --------
1988                   22.87%          16.81%          10.70%           6.35%          -20.70%           9.03%
1989                   10.18%          31.49%          16.23%           8.37%           37.83%          26.43%
1990                  -21.56%          -3.17%           6.78%           7.83%          -19.09%          -0.97%
1991                   44.63%          30.55%          19.89%           5.59%          -16.75%          21.71%
1992                   23.35%          7.67%            9.39%           3.51%          -11.75%           5.07%
1993                   20.98%          9.99%           13.17%           2.89%           85.01%          23.46%
1994                   3.11%           1.31%           -5.76%           3.90%          -17.12%          -3.12%
1995                   34.46%          37.43%          27.20%           5.60%           10.14%          29.01%
1996                   17.62%          23.07%           1.40%           5.21%           -3.05%          10.46%
1997                   22.78%          33.36%          12.95%           5.26%          -36.45%          17.19%

1998                   -7.31%          28.58%          10.76%           4.86%          -12.43%          16.46%

STANDARD
DEVIATION              17.80%          13.34%           8.37%           1.60%           32.69%          10.35%
88-98

CUMULATIVE
88-98                  325.3%          575.6%          210.2%           78.0%           -40.8%          349.5%

ANNUALIZED
88-98                   19.0%           17.8%           10.8%            5.4%            -4.7%           12.4%

---------------------------------

*Balanced:
 --------
Stocks            45%
Bonds             45%
Gold              10%
Small Co.          0%
T-Bills            0%

     The Trust may use, in its advertisements and other information, data concerning the projected cost of a college education in future years based on 1997/1998 costs of college (using tuition and fees only) and an assumed rate of increase for such costs. For example, the table below sets forth the projected cost of four years of college at a public college and a private college assuming a steady increase in both cases of 3% per year. In presenting this information, the Trust is making no prediction regarding what will be the actual growth rate in the cost of a college education, which may be greater or less than 3% per year and may vary significantly from year to year. The Trust makes no representation that an investment in any of the Funds will grow at or above the rate of growth of the cost of a college education.

POTENTIAL COLLEGE COST TABLE

Start             Public           Private           Start           Public          Private
Year              College          College           Year            College         College
----              -------          -------           ----            -------         -------
1997              $13,015          $57,165           2005            $16,487         $72,415
1998              $13,406          $58,880           2006            $16,982         $74,587
1999              $13,808          $60,646           2007            $17,491         $76,825
2000              $14,222          $62,466           2008            $18,016         $79,130
2001              $14,649          $64,340           2009            $18,557         $81,504
2002              $15,088          $66,270           2010            $19,113         $83,949
2003              $15,541          $68,258           2011            $19,687         $86,467
2004              $16,007          $70,306           2012            $20,278         $89,061

Costs assume a steady increase in the annual cost of college of 3% per year from a 1996-97 base year amount. Actual rates of increase may be more or less than 3% and may vary.

     In its advertisements and other materials, the Trust may compare the returns over periods of time of investments in stocks, bonds and treasury bills to each other and to the general rate of inflation. For example, the average annual return of each during the period from 1973 through 1998 was:

                           *Stocks:         13.6%
                            Bonds:           9.5%
                            T-Bills:         7.0%
                            Inflation:       5.3%

          *Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks is represented by Ibbotson's Large Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. These are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source:
     Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may also compare the relative historic returns and range of returns for an investment in each of common stocks, bonds and treasury bills to a portfolio that blends all three investments. For example, over the period from 1973 through 1998, the average annual return of stocks comprising the Ibbotson's Large Company Stock Total Return Index ranged from -26.5% to 37.4% while the annual return of a hypothetical portfolio comprised 40% of such common stocks, 40% of bonds comprising the Ibbotson's Long-term Corporate bond Index and 20% of Treasury bills comprising the Ibbottson's Treasury Bill Index (a "mixed portfolio") would have ranged from -10.2% to 28.2% over the same period. The average annual returns of each investment for each of the years from 1973 through 1998 is set forth in the following table.

                                                                                                    MIXED
YEAR                 STOCKS                BONDS               T-BILLS            INFLATION       PORTFOLIO
----                 ------                -----               -------            ---------       ---------
1973                -14.66%                1.14%                6.93%               8.80%          -4.02%
1974                -26.47%               -3.06%                8.00%              12.26%         -10.21%
1975                 37.20%               14.64%                5.80%               7.01%          21.90%
1976                 23.84%               18.65%                5.08%               4.81%          18.01%
1977                 -7.18%                1.71%                5.12%               6.77%          -1.17%
1978                  6.56%               -0.07%                7.18%               9.03%           4.03%
1979                 18.44%               -4.18%               10.38%              13.31%           7.78%
1980                 32.42%                2.61%               11.24%              12.40%          14.17%
1981                 -4.91%               -0.96%               14.71%               8.94%           0.59%
1982                 21.41%               43.79%               10.54%               3.87%          28.19%
1983                 22.51%                4.70%                8.80%               3.80%          12.64%
1984                  6.27%               16.39%                9.85%               3.95%          11.03%
1985                 32.16%               30.90%                7.72%               3.77%          26.77%
1986                 18.47%               19.85%                6.16%               1.13%          16.56%
1987                  5.23%               -0.27%                5.46%               4.41%           3.08%
1988                 16.81%               10.70%                6.35%               4.42%          12.28%
1989                 31.49%               16.23%                8.37%               4.65%          20.76%
1990                 -3.17%                6.87%                7.52%               6.11%           2.98%
1991                 30.55%               19.79%                5.88%               3.06%          21.31%
1992                  7.67%                9.39%                3.51%               2.90%           7.53%
1993                 10.06%               13.17%                2.89%               2.75%           9.84%
1994                  1.31%               -5.76%                3.90%               2.67%          -1.00%
1995                 37.40%               27.20%                5.60%               2.70%          26.90%
1996                 23.10%                1.40%                5.20%               3.30%          10.84%
1997                 33.40%               12.90%                7.10%               1.70%          19.94%
1998                 28.58%               10.76%                4.86%               1.61%          16.70%

     Returns of unmanaged indexes do not reflect past or future performance of any of the Funds or Portfolios of PIMCO Funds: Multi-Manager Series. Stocks are represented by Ibbotson's Large

     Company Stock Total Return Index. Bonds are represented by Ibbotson's Long-term Corporate Bond Index. Treasury bills are represented by Ibbotson's Treasury Bill Index and Inflation is represented by the Cost of Living Index. Treasury bills are all unmanaged indexes, which can not be invested in directly. While Treasury bills are insured and offer a fixed rate of return, both the principal and yield of investment securities will fluctuate with changes in market conditions. Source: Ibbotson, Roger G., and Rex A. Sinquefiled, Stocks, Bonds, Bill and Inflation (SBBI), 1989, updated in Stocks, Bonds, Bills and Inflation 1999 Yearbook, Ibbotson Associates, Chicago. All rights reserved.

     The Trust may use in its advertisements and other materials examples designed to demonstrate the effect of compounding when an investment is maintained over several or many years. For example, the following table shows the annual and total contributions necessary to accumulate $200,000 of savings (assuming a fixed rate of return) over various periods of time:

      Investment                Annual                        Total                       Total
      Period                    Contribution                  Contribution                Saved
      ------                    ------------                  ------------                -----
      30 Years                  $1,979                        $59,370                     $200,000
      25 Years                  $2,955                        $73,875                     $200,000
      20 Years                  $4,559                        $91,180                     $200,000
      15 Years                  $7,438                        $111,570                    $200,000
      10 Years                  $13,529                       $135,290                    $200,000

      This hypothetical example assumes a fixed 7% return compounded annually and a guaranteed return of principal. The example is intended to show the benefits of a long-term, regular investment program, and is in no way representative of any past or future performance of a Fund or Portfolio of PIMCO Funds: Multi-Manager Series. There can be no guarantee that you will be able to find an investment that would provide such a return at the times you invest and an investor in any of the Funds or Portfolio of PIMCO
      Funds: Multi-Manager Series should be aware that certain of the Funds and Portfolios of PIMCO Funds: Multi-Manager Series have experienced and may experience in the future periods of negative growth.

     The Trust may set forth in its advertisements and other materials information regarding the relative reliance in recent years on personal savings for retirement income versus reliance on Social Security benefits and company sponsored retirement plans. For example, the following table offers such information for 1998:

                                                              % of Income for Individuals
                                                            Aged 65 Years and Older in 1997*
                                                            -------------------------------

                                                            Social Security
                             Year                           and Pension Plans                         Other
                             ----                           -----------------                         -----
                             1997                                  43%                                 57%

   * For individuals with an annual income of at least $51,000. Other includes personal savings, earnings and other undisclosed sources of income. Source: Social Security Administration.

     Articles or reports which include information relating to performance, rankings and other characteristics of the Funds and Portfolios may appear in various national publications and services including, but not limited to: The Wall Street Journal, Barron's, Pensions and Investments, Forbes, Smart Money, Mutual Fund Magazine, The New York Times, Kiplinger's Personal Finance, Fortune, Money Magazine, Morningstar's Mutual Fund Values, CDA

Investment Technologies and The Donoghue Organization. Some or all of these publications or reports may publish their own rankings or performance reviews of mutual funds, including the Funds, and may provide information relating to the Adviser and the Sub-Advisers, including descriptions of assets under management and client base, and opinions of the author(s) regarding the skills of personnel and employees of the Adviser or the Sub-Advisers who have portfolio management responsibility. From time to time, the Trust may include references to or reprints of such publications or reports in its advertisements and other information relating to the Funds and Portfolios.

     From time to time, the Trust may set forth in its advertisements and other materials information about the growth of a certain dollar-amount invested in one or more of the Funds or Portfolios over a specified period of time and may use charts and graphs to display that growth.

     From time to time, the Trust may set forth in its advertisements and other materials the names of and additional information regarding investment analysts employed by the Sub-Advisers who assist with portfolio management and research activities on behalf of the Funds. The following lists various analysts and the Sub-Adviser with whom they are associated: Pacific Investment Management -- Jane Howe, Mark Hudoff, Doris Nakamura and Ray Kennedy.

     Ibbotson Associates ("Ibbotson") has analyzed the risk and returns of the Funds and relevant benchmark market indexes in a variety of market conditions. Based on its independent research and analysis, Ibbotson may develop, from time to time, model portfolios of the Funds and series of PIMS which indicate how, in Ibbotson's opinion, a hypothetical investor with a 5+ year investment horizon might allocate his or her assets among the Funds and series of PIMS. Ibbotson bases its model portfolios on five levels of investor risk tolerance which it developed and defines as ranging from "Very Conservative" (low volatility; emphasis on capital preservation, with some growth potential) to "Very Aggressive" (high volatility; emphasis on long-term growth potential). However, neither Ibbotson nor the Trust offers Ibbotson's model portfolios as investments. Moreover, neither the Trust, the Adviser, the Sub-Advisers nor Ibbotson represent or guarantee that investors who allocate their assets according to Ibbotson's models will achieve their desired investment results.

YEAR 2000 AND OTHER COMPLIANCE EFFORTS OF THE ADVISER

     The Adviser and its affiliates are currently in the process of attempting to ensure that all trading, accounting, and other systems are able to be Year 2000 compliant. The Year 2000 problem is the inability of computer systems to correctly identify dates beyond December 31, 1999.

     The Adviser began to take inventory of all systems in 1997 in order to resolve these issues on a company-wide scale. The Adviser and its affiliates have taken steps to understand the costs and work involved with fixing both proprietary and purchased software, as well as to contact vendors and agencies with which the Adviser and its affiliates interface.

     Currently, the Adviser's estimate is that the cost necessary to make all systems compatible will not be material. The Adviser's plan to identify and remedy potentially disruptive Year 2000 problems addresses the following areas: internally developed software, purchased software, exchanges with external data partners, external suppliers, customers, and embedded chip devices. It is anticipated that the conversion will continue into 1999 and will be completed on time. Management of the Adviser is aware that unidentifiable complication may trigger significantly greater expenses, however it feels that it will have the necessary liquidity to resolve them in the event these factors become material. Due to the nature of the Year 2000 problem, it is impossible to guarantee or assure that there will not be disruptions or adverse results arising as a consequence of entering the Year 2000.

     Another potential computer system problem may arise in conjunction with the introduction of the euro. Whether introducing the euro to financial companies' systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

VOTING RIGHTS

     Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

     All classes of shares of the Funds and Portfolios have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund and Portfolio separately except
(i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds and Portfolios, then only shareholders of the Fund(s) or Portfolio(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund or Portfolio will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

     The Trust's shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

     To avoid potential conflicts of interest, the 90/10 Portfolio, 60/40 Portfolio and 30/70 Portfolio will vote shares of each Underlying PIMCO Fund which they own in proportion to the votes of all other shareholders in the Underlying PIMCO Fund.

CERTAIN OWNERSHIP OF TRUST SHARES

         As of March 10, 1999, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and Portfolio and of the Trust as a whole. As of March 10, 1999, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                    Beneficial                Shares of
                                                                     Ownership               Class Owned
                                                                     ---------               -----------
PIMCO EQUITY INCOME FUND
------------------------
INSTITUTIONAL
Bank of New York Western Trust Co.                                 1,596,590.722                17.05%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

AM Castle & Co Emp Pension Equity Seg                              1,110,620.192                11.86%
A/C #22-39912
P.O. Box 92956
Chicago, Illinois  60675-2956

Santa Barbara Foundation                                             827,338.480                 8.84%
15 East Carrillo Street
Santa Barbara, California 93101-2780

AM Castle & Company Employee P/S/P Equity Fund                       792,451.763                 8.46%
A/C #22-39919
P.O. Box 92956
Chicago, Illinois  60675-2956

Northern Trust Company as Trustee for                                698,200.084                 7.46%
Brush Wellman Inc.
P.O. Box 92956
Chicago, Illinois  60675-0001

Bank of America NT&SA as Trustee for                                 622,439.676                 6.65%
Mazda Motor of America
P.O. Box 3577, Terminal Annex
Los Angeles, California  90051-1577

ADMINISTRATIVE
First Union National Bank  **                                        642,713.805                66.57%
401 S. Tyon Street, FRB-3
CMG Fiduciary Operations Funds Group
Mail Code CMG-2-1151
Charlotte, North Carolina  28288-1151

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                    Beneficial                Shares of
                                                                     Ownership               Class Owned
                                                                     ---------               -----------
Invesco Trust Co. TTEE FBO Lykes Retirement                          292,197.983                30.27%
Savings Plan
P.O. Box 77405
Atlanta, Georgia  30357

CLASS A
Carn & Co. **                                                        232,673.427                21.51%
USI Insurance Services Corporation
401(k) Plan
P.O. Box 96211
Washington, D.C.  20090-6211

Merrill Lynch Pierce Fenner & Smith Inc. **                          139,173.858                12.87%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Khosrow B. Semnani                                                    80,450.418                 7.44%
P.O. Box 3508
Salt Lake City, Utah  84110-3508

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                          155,688.363                12.00%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                          151,028.362                 9.58%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO VALUE FUND
----------------

INSTITUTIONAL
Pacific Life Insurance Company                                     2,603,373.475                40.45%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

The Northern Trust Company as Trustee for                          1,007,082.875                15.65%
Great Lakes Chemical Corporation
P.O. Box 92956
Chicago, Illinois  00006-0690

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                    Beneficial                Shares of
                                                                     Ownership               Class Owned
                                                                     ---------               -----------
CMTA-GMPP & Allied Workers Pension Trust                             804,467.423                12.50%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                                          498,085.448                 7.74%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                              355,120.450                 5.52%
Attn:  Michele Myszka
700 Newport Center Drive
Newport Beach, California  92660-6307

California Race Track Association                                    342,172.277                 5.32%
P.O. Box 60014
Arcadia, California  91006-6014

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                          161,913.220                11.99%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                          490,647.737                20.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                          499,971.158                 9.06%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

FTC & Co.**                                                          307,787.457                 5.58%
Datalynx House Acct.
P.O. Box 1731736
Denver, Colorado  80217-3736

                                                                                            Percentage of
                                                                      Shares of              Outstanding
                                                                      Beneficial              Shares of
                                                                      Ownnership             Class Owned
                                                                      ----------             -----------
PIMCO VALUE 25 FUND
-------------------

INSTITUTIONAL
PIMCO Advisors L.P.                                                   18,879.408               100.00%
Attn:  R. M. Fitzgerald
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Larry Bouman                                                          28,686.387                46.35%
7428 Old Maple Square
McLean, Virginia  22102-2817

Donaldson Lufkin Jenrette                                             10,712.440                17.31%
  Securities Corporation Inc.**
P.O. Box 2052
Jersey City, New Jersey  07303-2052

CLASS B
Painewebber for the Benefit of                                         6,127.451                16.27%
B & K Tool and Die Corp. TTEE
B & K Employees Retirement Plan UA DTD 43063
2528 Mount Royal Road
Pittsburgh, Pennsylvania 15217-2541

Raul Llanos Trust                                                      5,981.800                15.88%
APMC Pension Profit Sharing Plan
3749 N. Causeway Blvd., Suite B
Metairie, Louisianna  70002-1740

BSDT CUST 403-B Plan                                                   3,332.676                 8.85%
St. Lukes Hospital
For the Benefit of Particia A. Krenn
2 S. Halstead Street
Allentown, Pennsylvania  18103-2602

BSDT CUST Rollover IRA                                                 3,081.106                 8.18%
For the Benefit of Ellen J. Stetler
411 E. Oxford Street
Coopersburg, Pennsylvania  18036-1534

                                                                                            Percentage of
                                                                      Shares of              Outstanding
                                                                      Beneficial              Shares of
                                                                      Ownnership             Class Owned
                                                                      ----------             -----------
CLASS C
PIMCO Advisors L.P.                                                   18,791.978                20.86%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

Raymond James & Associates, Inc. CSDN                                 12,717.359                14.12%
Sandra J. Jordan IRA
71 Silo Ridge Road, E
Orland Park, Illinois  60467-7329

Merrill Lynch Pierce Fenner & Smith Inc. **                            6,444.032                 7.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

BSDT CUST IRA For the Benefit of                                       6,229.131                 6.92%
Howard G. Wold
1002 City Park Blvd.
Alexandria, Louisiana  71301-5113

PIMCO SMALL CAP VALUE FUND
--------------------------

INSTITUTIONAL
Pacific Mutual Life Insurance Company                                421,949.197                11.78%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Mac & Company Account #855-577                                       356,739.470                 9.96%
Mellon Bank NA
Mutual Funds
P.O. Box 320
Pittsburgh, Pennsylvania  15230-0320

Little Company Of Mary Hospital                                      313,164.978                 8.74%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

Lucile Packard Foundation for Children                               230,162.916                 6.43%
725 Welch Road
Palo Alto, California  94304

                                                                                            Percentage of
                                                                      Shares of              Outstanding
                                                                      Beneficial              Shares of
                                                                      Ownnership             Class Owned
                                                                      ----------             -----------
Charles Schwab & Co., Inc. Rein**                                    214,705.165                 5.99%
Attn:  Mutual Funds Dept.
101 Montgomery Street
San Francisco, California  94104-4122

ADMINISTRATIVE
National Financial Services Corporation for the                      608,719.058                45.43%
Exclusive Benefit of Our Customers**
1 World Trade Center
200 Liberty Street
New York, New York  10281

First Union National Bank **                                         378,706.202                28.26%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina 28288-1151

Wells Fargo Bank TTEE FBO                                             88,477.392                 6.60%
Choicemaster (First Interstate)
P. O. Box 9800 Mutual Funds
Calabasas, California  91302-9800

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                          984,725.824                14.29%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Norwest Bank MN NA                                                   839,362.908                12.18%
Dain Rauscher Retirement Plan
#13281312 DTD 1/97
Attn:  EBS MS 0035
510 Marquette, Suite 500
Minneapolis, MN  55479-0035

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                        1,591,200.478                24.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                                            Percentage of
                                                                    Shares of                Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                        1,879,253.079                25.69%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO CAPITAL APPRECIATION FUND
-------------------------------

INSTITUTIONAL
Donaldson Lufkin & Jenrette**                                      6,394,176.608                23.47%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

Charles Schwab & Co., Inc. - Reinvest **                           2,248,722.640                 8.25%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

ADMINISTRATIVE
Invesco Trust Company FBO                                          2,392,331.559                25.98%
Reynolds & Reynolds 401k Plan
P. O. Box 77405
Atlanta, Georgia  30357

Certain Employee (Fidelity) **                                     2,053,077.110                22.30%
100 Magetian KWIC
Covington, Kentucky  41015

New York Life Trust Company **                                     1,896,222.994                20.59%
51 Madison Avenue, Room 117A
New York, New York  10010

First Union National Bank **                                       1,113,766.650                12.10%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

National Financial Services Corporation for **                       724,654.053                 7.87%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

                                                                                            Percentage of
                                                                    Shares of                Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
CLASS A
Merrill Lynch Pierce Fenner & Smith Inc. **                        1,006,574.540                26.33%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Carn & Co. 02087501                                                  461,471.357                12.07%
American Yazaki Employee Savings
and Retirement Plan
Attn:  Mutual Funds - Star
P. O. Box 96211
Washington, D.C.  20090-6211

Wachovia Bank FBO VIT Pension Plan                                   213,859.642                 5.59%
Attn: Mutual Fund Department, 5th Floor
P. O. Box 27602
Richmond, Virginia  23261-7602

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                          361,213.611                16.96%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                          393,767.006                12.45%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc.**                                          11,236.293                96.45%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO MID CAP GROWTH FUND
-------------------------

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest **                           5,110,502.727                20.81%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122
PIMCO Mid Cap Growth Fund

                                                                                            Percentage of
                                                                    Shares of                Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
Norwest Bank Minnesota NA Custodian FBO                            1,438,254.601                 5.86%
Parkview Memorial Hospital
c/o Mutual Fund Processing
733 Marquette Avenue MS 0036
Minneapolis, Minnesota  55479-0036

Donald Lufkin & Jenrette**                                         1,248,834.982                 5.09%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

ADMINISTRATIVE
National Financial Services Corporation for **                     1,714,751.550                29.85%
the Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

Certain Employee (Fidelity) **                                     1,555,424.959                27.08%
100 Magellan KW1C
Covington, Kentucky  41015

UMB TTEE FBO                                                         456,597.513                 7.95%
Andrew Profit Sharing Trust
c/o American Century Services
4500 Main
Kansas City, Missouri  64111

University of South Dakota Foundation                                449,766.926                 7.83%
P.O. Box 5555
Vermillion, South Dakota  57069-5555

First Union National Bank **                                         289,170.727                 5.03%
1525 West WT Harris Boulevard NC 1151
Charlotte, North Carolina  28288-1151

CLASS A
Merrill Lynch Employee Services                                    1,181,261.225                23.38%
Merrill Lynch Trust Company FSB FBO
401k Plans Masterworks
P. O. Box 62000
San Francisco, California  94162-0001

Merrill Lynch Pierce Fenner & Smith Inc. **                        1,143,034.499                22.63%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3

                                                                                            Percentage of
                                                                    Shares of                Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                          813,825.945                20.01%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc. **                          938,135.214                16.57%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

 PIMCO MICRO CAP GROWTH FUND
----------------------------

INSTITUTIONAL
Charles Schwab & Co., Inc. - Reinvest.**                           3,130,091.063                24.54%
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Donald Lufkin & Jenrette**                                         1,992,483.878                15.62%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey  07303-2052

Bost & Co. A/C DOMF 8526562                                        1,218,835.616                 9.56%
Dominion Resources
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

University of Southern California                                  1,054,372.511                 8.27%
Treasurer's Office
University Park, BKS 402
Los Angeles, California 90089-2541

Mac & Co. A/C 054-024                                                883,353.905                 6.93%
Mellon Bank N.A.
Public Service of New Mexico
P. O. Box 3198
Mutual Funds Operations
Pittsburgh, Pennsylvania  15230-3198

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
Mac & Co. A/C OBRF 3331012 FBO                                       759,898.614                 5.96%
Oberlin College
Attn: Mutual Fund Operations
P.  O. Box 3198
Pittsburgh, Pennsylvania  15230-3198

ADMINISTRATIVE
Northern Trust as Trustee for                                        105,642.120                61.83%
Sunday School Board
dba LifeWay Christian Resources
P.O. Box 92956
Chicago, Illinois  60675

New York Life Trust Company **                                        59,079.618                34.58%
51 Madison Avenue, Room 117A
New York, New York  10010

PIMCO SMALL CAP GROWTH FUND
---------------------------

INSTITUTIONAL
The Jewish Federation of                                             962,059.558                16.77%
Metropolitan Chicago
One South Franklin Street, Room 625
Chicago, Illinois 60606-4609

DMNH Foundation                                                      779,461.357                13.59%
2001 Colorado Blvd.
City Park
Denver, Colorado  00008-0205

Pacific Mutual Life Insurance Company                                587,412.233                10.24%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Employees Retirement System of Jersey City                           568,704.115                 9.91%
325 Palisade Avenue
Jersey City, New Jersey  07307-1714

Berklee College of Music, Inc.                                       527,683.879                 9.20%
1140 Boylston Street
Boston, Massachusetts  02215-3693

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
ESOR & Co. A/C 1-429-144-9                                           473,581.005                 8.25%
Associated Bank Green Bay
Trust Operations Dept.
P. O. Box 19006
Green Bay, Wisconsin  54307-9006

Auburn Theological Seminary                                          330,487.906                 5.76%
3041 Broadway
New York, New York  10027-5710

PIMCO CORE EQUITY FUND
----------------------

INSTITUTIONAL
California Race Track Association                                     28,523.401                32.28%*
P. O. Box 60014
Arcadia, California  91006-6014

Pacific Life Foundation                                               29,627.208                33.53%*
700 Newport Center Drive
Newport Beach, California  92660

90/10 Portfolio                                                        8,979.119                10.16%
Mr. Bob Venable
Pimco Advisors LP
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                                        8,403.212                 9.51%
Mr. Bob Venable
Pimco Advisors LP
800 Newport Center Drive
Newport Beach, California  92660

Michele A. Ward                                                        4,768.500                 5.40%
40 Crossbow Lane
Easton, Connecticut  06612-1256

ADMINISTRATIVE
Pimco Advisors L.P.                                                      461.894                94.89%
800 Newport Center Dr., 6th Floor
Attn:  Jesse Jue
Newport Beach, California  92660

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
PIMCO MID CAP EQUITY FUND
-------------------------

INSTITUTIONAL
Pacific Mutual Life Insurance Company                                361,856.905                52.81%*
700 Newport Center Drive
Newport Beach, California 92660

IFTC as Custodian for                                                 85,615.824                12.49%
John W. Barnum
5175 Tilden Street, N.W.
Washington, D.C. 20016-1961

Pacific Life Foundation                                               83,180.637                12.14%
700 Newport Center Drive
Newport Beach, California 92660

California Race Track Association                                     80,122.144                11.69%
P.O. Box 60014
Arcadia, California  91006-6014

PIMCO ENHANCED EQUITY FUND
--------------------------

INSTITUTIONAL
Pacific Mutual Life Insurance Company                              1,622,977.785                50.54%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

CMTA-GMPP & Allied Workers Pension                                   471,882.305                14.69%
c/o Associated Third Party Administrator
1640 South Loop Road
Alameda, California  94502

BAC Local #19 Pension Trust                                          292,087.721                 9.10%
Attn: Allied Administrators Inc.
777 Davis Street
San Francisco, California  94126-2500

Pacific Life Foundation                                              213,093.693                 6.64%
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                                    205,296.722                 6.39%
P.O. Box 60014
Arcadia, California  91006-6014

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
PIMCO EMERGING MARKETS FUND
---------------------------

INSTITUTIONAL
Pacific Mutual Life Insurance Company                                678,070.744                36.15%*
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Charles Schwab & Co., Inc. - Reinvest **                             644,005.573                34.33%*
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Pacific Life Foundation                                              104,181.429                 5.55%
700 Newport Center Drive
Newport Beach, California  92660

California Race Track Association                                    100,352.709                 5.35%
P.O. Box 60014
Arcadia, California  91006-6014

Donaldson Lufkin & Jenrette**                                         94,818.483                 5.05%
Pershing Division
P.O. Box 2052
Jersey City, New Jersey 07303-2052

ADMINISTRATIVE
FTC & CO - Attn: Datalynx #165                                           228.618                95.08%
P.O. Box 173736
Denver, Colorado  80217-3736

CLASS A
American National Bank TR                                             45,349.714                50.02%
FBO Emerald Investments
#36062008
40 Skokie Blvd., Suite 105
Northbrook, Illinois  60062-1614

PaineWebber FBO                                                       13,858.444                15.29%
Donald A. Gill as Trustee for
Joseph W. Gill Irrev. Trust
U/A DTD 11-08-94
9992 Mackey Circle
Overland Park, Kansas  66212-3458

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
PaineWebber FBO                                                        6,444.018                 7.11%
Donald A. Gill CDN
For Timothy P. Gill
UTMA-KS
9992 Mackey Circle
Overland Park, Kansas  66212-3458

CLASS B
PAF Sales Inc.                                                         2,347.418                 9.17%
Profit Sharing Plan
P.O. Box 307
Scarborough, New York  10510-0807

Painewebber for the Benefit of                                         1,740.644                 6.80%
Painewebber CDN FBO
Ray G. Gross
P.O. Box 3321
Weehawken, New Jersey  07087-8154

Merrill Lynch Pierce Fenner & Smith Inc.**                             1,592.000                 6.22%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Raymond James & Associates, Inc. CSDN                                  1,557.632                 6.08%
Ralph R. Castaldo IRA
311 Canvasback Road
Middletown, Delaware  19709-9148

PIMCO INTERNATIONAL DEVELOPED FUND
----------------------------------

INSTITUTIONAL
Pacific Life Insurance Company                                     1,676,132.204                21.94%
Employee's Retirement Plan Trust
700 Newport Center Drive
Newport Beach, California 92660

Charles Schwab & Co., Inc. - Reinvest **                           1,478,005.199                19.35%
Attn:  Mutual Fund Operations
The Schwab Building
101 Montgomery Street
San Francisco, California 94104-4122

Citibank, N.A., Trustee for the benefit of                         1,049,235.535                13.73%
Nissan Motor Mfg. Corp. U.S.A.
983 Nissan Drive

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
Smyrna, Tennessee  37167-4400

Wachovia Bank NA  as Trustee for the                               1,045,759.472                13.69%
Atlanta Gas Light Company Retirement Plan
301 N. Main Street - MC NC 31057
Winston-Salem, North Carolina  27150

ADMINISTRATIVE
FTC & CO - Attn: Datalynx #165                                         1,392.590                42.55%
P.O. Box 173736
Denver, Colorado  80217-3736

Northern Trust Company Custodian                                         961.012                29.37%
J. Robert Andrews Trustee for Sandra Hogue Trust
P.O. Box 92956
Chicago, Illinois  60675

National Financial Services Corp. for the                                901.075                27.53%
Exclusive Benefit of Our Customers
1 World Financial Center
200 Liberty Street
New York, New York  10281

CLASS A
BSDT CUST IRA                                                          9,456.885                 9.02%
FBO William J. Murray
Duke University Medical Center
P.O. Box 3094
Durham, North Carolina  27715-3094

NFSC FEBO #AEX-769231                                                  6,030.043                 5.75%
Marianne H. Tinnin
316 Street S.W.
Alburquerque, New Mexico  87104

Penson Financial Services, Inc.                                        6,029.722                 5.75%
FBO 140008891
1700 Pacific Avenue, Suite 1400
Dallas, Texas  75201

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Oliver V. Fullilove & Mirella R. Fullilove                             5,520.811                 5.27%
JT TEN WROS NOT TC
245 Reedway Lane
Kirkwood, Missouri  63122-2614

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                            13,583.969                 7.98%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

NFSC FEBO #CL5-357065                                                 10,445.340                 6.14%
Michael Schell
50 Park Ave., Apt. 18E
New York, New York  10016-3082

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                            19,340.056                 5.49%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO BALANCED FUND
-------------------

INSTITUTIONAL
Bank of New York Western Trust Co.                                 1,292,106.322                36.54%
as Trustee for
Pacific Life Insurance Company R.I.S.P.
700 S. Flower Street, 2nd Floor
Los Angeles, California  90017

Redlands Community Hospital Retirement Plan                          726,294.104                20.54%
350 Terracina Boulevard
Redlands, California 92373-4850

Dominguez Services Corporation                                       580,383.061                16.41%
21718 South Alameda Street
Long Beach, California  90810-0351

Bank of America as Trustee for                                       356,611.525                10.08%
The Music Center Operating Co.
P.O. Box 2788
Los Angeles, California  90051-0788

The Northern Trust Company as Trustee for                            306,609.677                 8.67%

                                                                                             Percentage of
                                                                      Shares of               Outstanding
                                                                     Beneficial                Shares of
                                                                     Ownnership               Class Owned
                                                                     ----------               -----------
Ameron 401(k)
P.O. Box 92956
Chicago, Illinois  60675

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                           374,741.153                40.46%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Prudential Securities Inc.                                           157,295.506                40.46%
FBO the PRU R K for DC Clients TTEE
MSSA-ILA Local 1985 401 K
P.O. Box 15040
New Brunswick, New Jersey  08906-5040

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                           367,159.851                32.06%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                           227,871.172                19.27%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO TARGET FUND
-----------------

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                         1,523,323.890                17.92%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                         1,680,386.738                34.75%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                        14,877,537.930                25.67%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Jacksonville, Florida  32246-6484

PIMCO PRECIOUS METALS FUND
--------------------------

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                            66,357.292                 9.90%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                            51,238.817                 6.13%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                           308,256.086                10.34%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO RENAISSANCE FUND
----------------------

INSTITUTIONAL CLASS
National Investors Services Corp. For The                              4,640.052                98.51%
Exclusive Benefit of Our Customers**
55 Water Street, 32nd Floor
New York, New York  10041-3299

ADMINISTRATIVE
Chase Manhattan Bank TTEE FBO MetLife                                 12,380.033                62.26%
Defined Contribution Group
770 Broadway 10th Floor
New York, New York  10003-9598

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                           707,919.152                13.40%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                                            Percentage of
                                                                     Shares of               Outstanding
                                                                    Beneficial                Shares of
                                                                    Ownnership               Class Owned
                                                                    ----------               -----------
CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                         1,439,514.059                20.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                         3,697,406.070                14.38%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
PIMCO Advisors, L.P.                                                   6,072.615                91.93%
800 Newport Center Drive
Newport Beach, California  92660

Charles Schwab & Co., Inc.**                                             532.837                 8.07%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO GROWTH FUND
-----------------

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                           424,001.424                 6.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                           974,397.858                25.52%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                         8,465,982.691                12.72%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                                            Percentage of
                                                                      Shares of              Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
PIMCO OPPORTUNITY FUND
----------------------

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                           895,096.886                16.74%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

American Express Trust Company                                       366,582.461                 6.85%
FBO WESCO Distribution Inc.
Retirement Savings Plan
733 Marquette Avenue
Minneapolis, Minnesota  55402-2309

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                         3,436,418.609                22.36%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INNOVATION FUND
---------------------

INSTITUTIONAL CLASS
Michael C. Hirsh                                                       9,006.304                53.93%
2701 Lighthouse Lane
Corona del Mar, California  92625

Friedmar & CO
c/o The Mechanics Bank                                                 3,055.301                18.29%
Trust Operations Dept.
3170 Hilltop Mall Road

Michael C. Hirsh                                                       1,679.363                10.06%
2701 Lighthouse Lane
Corona del Mar, California  92625

Hamilton Limited Partnership                                           1,527.650                 9.15%
800 15th Street
Bellingham, Washington  98225

American Society for Technion #6                                       1,432.430                 8.58%
810 7th Avenue
New York, New York  10019

                                                                                            Percentage of
                                                                      Shares of              Outstanding
                                                                     Beneficial               Shares of
                                                                     Ownnership              Class Owned
                                                                     ----------              -----------
CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                         1,020,856.098                15.37%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                         2,019,942.386                15.15%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS D
Charles Schwab & Co., Inc.**                                         350,633.271                99.02%
Special Custody Accounts FBO Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, California  94104

PIMCO INTERNATIONAL FUND
------------------------

INSTITUTIONAL
90/10 Portfolio                                                      122,451.239                45.82%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

60/40 Portfolio                                                      113,631.486                42.52%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

30/70 Portfolio                                                       31,173.031                11.66%
PIMCO Funds Asset Allocation Series
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                            84,857.176                 7.99%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
CIBC Oppenheimer Corp.                                                78,057.242                 7.35%
FBO 033-59550-19
P.O. Box 3484
Church Street Station
New York, New York  10008-8484

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                           125,220.436                15.31%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                         1,159,356.646                12.56%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

PIMCO INTERNATIONAL GROWTH FUND
-------------------------------

INSTITUTIONAL
Pacific Asset Management LLC                                         500,000.000                99.26%*
700 Newport Center Drive
Newport Beach, California 92660-6307

PIMCO STRUCTURED EMERGING MARKETS FUND
--------------------------------------

INSTITUTIONAL
Rhode Island Foundation                                              895,124.811                23.84%
Attn:  Robert Rosendale
150 Royall Street
Canton, Massachusetts  02021

Berklee College of Music, Inc.                                       526,744.087                14.03%
1140 Boylston Street
Boston, Massachusetts  02215-3693

Hartford Foundation                                                  335,941.996                 8.95%
159 E. Main Street
Rochester, New York  14638

Munsen-Williams-Proctor Institute                                    297,905.432                 7.93%
Attn:  Anthony Spiridigloizzi
310 Genesee Street
Utica, New York  13502

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
The Reeves Foundation                                                268,739.950                 7.16%
 115 Summit Avenue
Summit, New Jersey  07901

Deseret Mutual Retiree Med. & Life Pl. Tr.                           240,847.151                 6.41%
c/o Doug Burton
60 East South Temple Street
Salt Lake City, Utah  84147

Brockton Health Corp. Endowment                                      208,235.989                 5.55%
Attn:  Steven Connolly
680 Centre Street
Brockton, Massachusetts  02402-3395

PIMCO TAX-EFFICIENT EQUITY FUND
-------------------------------

ADMINISTRATIVE
PIMCO Advisors L.P.                                                    6,422.018                 6.12%
Attn:  R. M. Fitzgerald
800 Newport Center Drive
Newport Beach, California

CLASS A
Merrill Lynch Pierce Fenner & Smith Inc.**                            73,485.260                18.32%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

NFSC FEBO #0C8-332321                                                 49,164.208                12.26%
The Robb Charitable Trust
Richard A. Robb
U/A 09/04/90
56 Pilgrim Road
Marblehead, Massachusetts  01945-1750

Larry Bouman                                                          25,182.025                 6.28%
7428 Old Maple Square
McLean, Virginia  22102-2817

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc.**                           128,644.222                36.81%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Donaldson Lufkin Jenrette                                             19,944.584                 5.71%

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303-2052

CLASS C
Merrill Lynch Pierce Fenner & Smith Inc.**                           131,286.145                18.64%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

Prudential Securities Inc. FBO                                        54,361.877                 7.72%
Tinius Olsen International Co.
1105 North Market Street, Suite 1300
P.O. Box 8985
Wilmington, Delaware  19899-8985

CLASS D
PIMCO Advisors L.P.                                                   75,000.000               100.00%
800 Newport Center Drive
Newport Beach, California  92660

INSTITUTIONAL
Alscott Investments, LLC                                             994,743.878                20.49%
501 Baybrook Court
Boise, Idaho  83706

Verb & Company (Weyerhaeuser)                                        810,937.720                16.70%
4380 S.W. Macadam, Suite 450
Portland, Oregon  97201

Waycrosse, Inc./International Equity Fund II                         624,830.101                12.87%
P. O. Box 9300, MS 28
Minneapolis, Minnesota  55440-9300

Ruby Trust                                                           588,903.067                12.13%
499 Park Avenue
New York, New York  10022

Alscott Investments, LLC                                             479,994.043                 9.89%
501 Baybrook Court
Boise, Idaho  83706

Topaz Trust                                                          348,346.312                 7.17%
499 Park Avenue
New York, New York  10022

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
30/70 PORTFOLIO
---------------

INSTITUTIONAL
PIMCO Advisors L.P.                                                      991.080               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

ADMINISTRATIVE
PIMCO Advisors L.P.                                                      991.080               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Donaldson Lufkin Jenrette                                              6,046.512                27.84%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey

Raymond James & Assoc. Inc.                                            2,490.040                11.47%
FAO Carolyn Union Grdn
FBO Carol L. Pearce (PASS)
A/C# 79537625
Route 3, Box 364
Lake City, Florida  32025

Raymond James & Assoc. Inc.                                            2,490.040                11.47%
FAO Carolyn Union Grdn
FBO Jessica M. Pearce
A/C# 79537625 (PASS)
Route 3, Box 364
Lake City, Florida  32025

Robert Selecky                                                         2,360.314                10.87%
25 Alyea Street
Newark, New Jersey  07105-3201

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                           24,382.896                16.10%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
BSDT CUST IRA                                                         24,023.026                15.87%
FBO Miriam P. Squillace
1941 E. River Road
Livingston, Montana  59047-9146

A. G. Edwards & Sons, Inc. C/F                                        22,621.708                14.94%
Dr. James R. Drake
IRA Account
3004 Brownwood Drive
Chattanooga, Tennessee  37404-6309

Janney Montgomery Scott, Inc.                                         13,682.201                 9.04%
A/C 1021-6717
Joseph L. Abriola & Gloria C. Abriola JT TEN
1801 Market Sreet
Philadelphia, Pennsylvania  19103-1675

N. F. Verratti, Inc.                                                   9,725.016                 6.42%
Profit Sharing Plan DTD 1-1-83
Nicholas F. Verratti, Jr. TTEE
450 Knowlton Road
Media, Pennsylvania  19063

Joseph L. Abriola (IRA)                                                8,794.903                 5.81%
JMS Inc. CUST FBO
A/C 1021-6665
2 Steeplechase Lane
Blue Bell, Pennsylvania  19422-2460

Raymond James & Assoc. Inc. CSDN                                       2,490.040                11.47%
Cynthia Neff IRA
1664 Lewis Drive
Lakewood, Ohio 44107

CLASS C
Everen Securities, Inc.                                               43,857.450                15.41%
A/C 1608-3222
Bohlman Drugstore, Inc.
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

Everen Securities, Inc.                                               21,546.115                 7.57%
A/C 6072-0770
Gilbert R. Parker
111 East Kilbourn Avenue

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Milwaukee, Wisconsin  53202

Everen Securities, Inc.                                               19,587.377                 6.88%
A/C 2229-9937
Castle Rock Marine Plan #4935
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

George Goldie & Associates                                            18,101.895                 6.36%
Money Purchase Plan
FBO George Goldie
155 Normandy Court
San Carlos, California  94070-1542

BSDT CUST Rollover IRA FBO                                            14,742.915                 5.18%
Patricia C. Gabriel
1680 Lithia Way
Talent, Oregon  97540

90/10 PORTFOLIO
---------------

INSTITUTIONAL
PIMCO Advisors L.P.                                                      916.590               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

ADMINSTRATIVE
PIMCO Advisors L.P.                                                      916.590               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Raymond James & Associates, Inc.  CSDN                                 3,134.674                11.76%
Deborah L. Lean RIRA
3919 Chestnut Drive
Tacoma, Washington  98466

Raymond James & Associates, Inc.  CSDN                                 2,649.020                 9.94%
Daniel R. Lean RIRA
3919 Chestnut Drive
Tacoma, Washington  98466

Holly E. Allingham                                                     2,595.745                 9.74%
6044 S. Oakes Streete

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Tacoma, Washington   98409

Raymond James & Associates, Inc.  CSDN                                 1,736.208                 6.51%
Bobby G. Nelson SEP IRA
P.O. Box 570
Live Oak, FL  32060

Raymond James & Associates, Inc.  CSDN                                 1,736.203                 6.51%
Collins M. Fenton SEP IRA
13625 N. Meridian Road
Tallahassee, Florida  32312

Susan Toth CUST                                                        1,337.944                 5.02%
FBO Kelsey A. Toth  UTMA MT
26 Harmony Circle Court
Missoula, Montana  59802-3341

CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                           24,093.708                22.88%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

McDonald Investments Inc.  C/FBO                                       7,361.648                 6.99%
Joe Scott IRA
1932 Klingensmith No. 55-A
Bloomfield Hills, Michigan  48302

Raymond James & Associates, Inc. CSDN                                  5,654.579                 5.37%
Elise C. Arneal IRA R/O
9679 Redmont Road N.E.
Albuquerque, New Mexico  87109-6813

CLASS C
James A. Kamish & Phillip O. Messner TRS                              33,079.106                 7.94%
UA May 01 87
Kamish & Sons Inc., Profit Sharing Plan
6010 Concord Blvd.
Inver Grove Heights, Minnesota  55076-1806

60/40 PORTFOLIO
---------------

INSTITUTIONAL
PIMCO Advisors L.P.                                                      947.867               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Newport Beach, California  92660

ADMINSTRATIVE
PIMCO Advisors L.P.                                                      947.867               100.00%
Attn:  Vinh Nguyen
800 Newport Center Drive
Newport Beach, California  92660

CLASS A
Donaldson Lufkin Jenrette                                              9,650.333                13.47%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303-9998

Donaldson Lufkin Jenrette                                              9,341.637                13.04%
Securities Corporation Inc.
P.O. Box 2052
Jersey City, New Jersey  07303-9998

BSDT CUST IRA FBO                                                      8,272.294                11.55%
Barbara L. Kistner
11611 S. Normandy
Worth, Illinois  60482

BSDT CUST Rollover IRA FBO                                             4,221.436                 5.89%
Gwynneth A. Jones
48N. Allen Drive
Lodi, California  95242-2809

BSDT CUST Rollover IRA FBO                                             3,888.742                 5.43%
Christi M. Fried
6400 Analitas Dr.
Lodi, California  95240-0801

BSDT CUST IRA FBO                                                      3,827.394                 5.34%
Franklyn N. Smith
2301 E. Oakland, Suite 1
Bloomington, Illinois  61701-5866

Raymond James & Associates, Inc. DSDN                                  3,757.511                 5.25%
Winona M. Delaney IRA
5607 N. 41st Street
Tacoma, Washington  98407-2703

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
CLASS B
Merrill Lynch Pierce Fenner & Smith Inc. **                           22,651.441                 9.02%
Attn:  Book Entry Department
4800 Deer Lake Drive E., Fl. 3
Jacksonville, Florida  32246-6484

BSDT CUST IRA FBO                                                     20,728.953                 8.26%
Rodney W. Spears
6409 State Road BB
W. Plains, Missouri  65775

Painewebber For the Benefit of                                        18,455.134                 7.35%
Painewebber FBO
Elizabeth B. Stoeffler
P.O. Box 3321
Weehawken, New Jersey  07087-8154

BSDT CUST Rollover IRA FBO                                            16,029.733                 6.39%
Sue L. Wheeler
3874 County Road 6920
West Plains, Missouri  65775-7621

BSDT CUST Rollover IRA FBO                                            15,500.269                 6.18%
Ronald E. Frommel
2837 State Route 76
Willow Springs, Missouri  65793-8259

Raymond James & Associates, Inc. CSDN                                 13,972.815                 5.57%
James L. Carnathan IRA
1301 East St.
Tarentum, Pennsylvania  15084

CLASS C
Everen Securities, Inc.                                               48,327.138                10.07%
A/C 5650-1283
Jeffrey LE B Morse
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

Everen Securities, Inc.                                               41,551.247                 8.66%
A/C 2884-6490
Sheila T. Fitzgerald
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

                                                                                             Percentage of
                                                                       Shares of              Outstanding
                                                                      Beneficial               Shares of
                                                                      Ownnership              Class Owned
                                                                      ----------              -----------
Everen Securities, Inc.                                               34,132.841                 7.11%
A/C 6318-1885
Rachel G. Pontzer
111 East Kilbourn Avenue
Milwaukee, Wisconsin  53202

---------------------------------------------

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to Acontrol@ the Fund, as that term is defined in the 1940 Act.

**  Shares are believed to be held only as nominee.

CUSTODIAN

     Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds and Portfolios. Pursuant to separate sub-custody agreements between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), and IFTC and State Street Bank and Trust Company ("State Street"), Chase and State Street serve as subcustodians of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreements, Chase and State Street may hold foreign securities at their principal offices and their branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

     Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets, although the Trustees reserve the right to delegate their selection responsibilities in light of recent amendments to Rule 17f-5 under the 1940 Act, in which case the factors for consideration would differ from those referenced above. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the Trustees' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent public accountants for the Funds and Portfolios. PricewaterhouseCoopers LLP provides audit services, accounting assistance, and consultation in connection with SEC filings.


REGISTRATION STATEMENT

     This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust's registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

     Audited financial statements for the Funds, as of June 30, 1998, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, each dated August 17, 1998, are incorporated by reference from the Trust's three June 30, 1998 Annual Reports. One Annual Report (the "Retail Annual Report") corresponds to the Class A, B and C Prospectus, another (the "Institutional Annual Report") corresponds to the Institutional Prospectus, and another (the "Class D Annual Report") corresponds to the Class D Prospectus. The Trust's June 30, 1998 Annual Reports are on file electronically with the SEC (Retail Annual Report filed on September 8, 1998, Accession No. 0001017062-98-001959; Institutional Annual Report - filed on September 4, 1998, Accession No. 00010107062-98-001952; Class D Annual Report - filed on September 8, 1998, Accession No. 0001017062-98-001961). The Portfolios were not operational during the reporting periods ended June 30, 1998.

     Unaudited financial statements for the Funds and Portfolios, as of December 31, 1998, for the semi-annual period then ended, including notes thereto, are incorporated by reference from the Trust's four December 31, 1998 Semi-Annual Reports. One Semi-Annual Report (the "Retail Semi-Annual Report") corresponds to the Class A, B And C Prospectus, another (the "Institutional Semi-Annual Report") corresponds to the Institutional Prospectus, another (the "Class D Semi-Annual Report") corresponds to the Class D Prospectus and the fourth (the "Retail Portfolio Semi-Annual Report") corresponds to the Retail Portfolio Prospectus. The Trust's December 31, 1998 Semi-Annual Reports are on file electronically with the SEC (Retail Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000418; Institutional Semi-Annual Report -filed on March 9, 1999, Accession No. 0001017062-99-000419; Class D Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000423; Retail Portfolio Semi-Annual Report - filed on March 9, 1999, Accession No. 0001017062-99-000421). The Portfolios did not offer Institutional Class or Administrative Class shares during the reporting period ended December 31, 1998.

                                   APPENDIX

                       DESCRIPTION OF SECURITIES RATINGS

         Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser's or Sub-Adviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

MOODY'S INVESTORS SERVICE, INC.

         CORPORATE AND MUNICIPAL BOND RATINGS

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A:   Bonds which are rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B:   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         CORPORATE SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS SERVICES

         CORPORATE AND MUNICIPAL BOND RATINGS

         Investment Grade

         AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA:   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A:    Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

         Speculative Grade

         Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB:   Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B:    Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC:   The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C:    The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI:   The rating CI is reserved for income bonds on which no interest is being paid.

         D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r:    The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         COMMERCIAL PAPER RATING DEFINITIONS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

         A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B:    Issues rated B are regarded as having only speculative capacity for timely payment.

         C:    This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D:    Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.